Exhibit 99.4

BASED ON CONSTANT PRICE AND COST PARAMETERS
in accordance with
U.S. SECURITIES AND EXCHANGE COMMISSION REGULATIONS

NSAI
NETHERLAND, SEWELL & ASSOCIATES, INC.
WORLDWIDE PETROLEUM CONSULTANTS
ENGINEERING • GEOLOGY
GEOPHYSICS • PETROPHYSICS

January 31, 2014

Mr. Kevin Yung

Santa Maria Energy, LLC

2811 Airpark Drive

Santa Maria, California 93455

Dear Mr. Yung:

In accordance with your request, we have estimated the proved reserves and future revenue, as of December 31, 2012, to the Santa Maria Energy, LLC (SME) interest in certain oil and gas properties located in Orcutt Field, Santa Barbara County, California, as listed in the accompanying tabulations. We completed our evaluation on or about the date of this letter. It is our understanding that the proved reserves estimated in this report constitute all of the proved reserves owned by SME as of December 31, 2012. The estimates in this report have been prepared in accordance with the definitions and regulations of the U.S. Securities and Exchange Commission (SEC) and conform to the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas, except that future income taxes and per-well overhead expenses are excluded. Definitions are presented immediately following this letter.

We estimate the net reserves and future net revenue to the SME interest in these properties, as of December 31, 2012, to be:

	Net Reserves		Future Net Revenue (M$)
Category	Oil (MBBL)	Gas (MMCF)	Total	Present Worth at 10%

Proved Developed Producing	1,998.0	163.8	88,531.2	45,583.8
Proved Developed Non-Producing	153.8	0.0	9,856.4	2,923.8
Proved Undeveloped	6,478.1	0.0	348,597.5	122,106.5

Total Proved	8,629.9	163.8	446,985.1	170,614.1

The oil reserves shown include crude oil only. Oil volumes are expressed in thousands of barrels (MBBL); a barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of cubic feet (MMCF) at standard temperature and pressure bases. Estimates of net gas reserves do not include the substantial portion of produced gas that is flared or consumed in field operations.

The estimates shown in this report are for proved reserves. No study was made to determine whether probable or possible reserves might be established for these properties. This report does not include any value that could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Reserves categorization conveys the relative degree of certainty; reserves subcategorization is based on development and production status. The estimates of reserves and future revenue included herein have not been adjusted for risk.

As shown in the Table of Contents, this report includes summary projections of reserves and revenue by reserves category. Included for each reservoir are reserves and economics data by reserves category; these data include a summary projection of reserves and revenue along with one-line summaries of basic data, reserves, and economics by lease.

Gross revenue shown in this report is SME’s share of the gross (100 percent) revenue from the properties prior to any deductions. Future net revenue is after deductions for SME’s share of production taxes, ad valorem taxes, capital costs, abandonment costs, and operating expenses but before consideration of any income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its present worth, which is shown to indicate the effect of time on the value of money. Future net revenue presented in this report, whether discounted or undiscounted, should not be construed as being the fair market value of the properties.

Oil prices used in this report are based on the 12-month unweighted arithmetic average of the first-day-of-the-month price for each month in the period January through December 2012. For properties producing in the Diatomite Reservoir, the average Chevron Crude Oil Marketing Midway Sunset posted price of $104.31 per barrel is adjusted for quality, transportation fees, and a regional price differential. For properties producing in the Monterey Reservoir, the average Buena Vista Hills posted price of $106.74 per barrel is adjusted for quality, transportation fees, and a regional price differential. The fixed contract gas price of $1.78 per MMBTU is adjusted for energy content. Gas sales are scheduled to end September 30, 2014. All prices are held constant throughout the lives of the properties. The average adjusted product prices weighted by production over the remaining lives of the properties are $104.28 per barrel of oil and $1.958 per MCF of gas.

Operating costs used in this report are based on operating expense records of SME, the operator of the properties, and include only direct lease- and field-level costs. Operating costs have been divided into field-level costs, per-well costs, and per-unit-of-production costs. The field-level costs are allocated by year among the proved reserves categories based on proportionate share of the total proved future net revenue. Estimates of proved developed producing reserves and revenue are consequently dependent on SME completing the proved drilling and workover programs scheduled in this report. As requested, these costs do not include the per-well overhead expenses allowed under joint operating agreements, nor do they include the headquarters general and administrative overhead expenses of SME. Operating costs are not escalated for inflation.

Capital costs used in this report were provided by SME and are based on authorizations for expenditure and actual costs from recent activity. Capital costs are included as required for workovers, new development wells, and production equipment. Based on our understanding of future development plans, a review of the records provided to us, and our knowledge of similar properties, we regard these estimated capital costs to be reasonable. Abandonment costs used in this report are SME’s estimates of the costs to abandon the wells and production facilities, net of any salvage value. Abandonment costs are shown herein as capital costs. Capital costs and abandonment costs are not escalated for inflation.

For the purposes of this report, we did not perform any field inspection of the properties, nor did we examine the mechanical operation or condition of the wells and facilities. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs due to such possible liability.

We have made no investigation of potential gas volume and value imbalances resulting from overdelivery or underdelivery to the SME interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on SME receiving its net revenue interest share of estimated future gross production.

The reserves shown in this report are estimates only and should not be construed as exact quantities. Proved reserves are those quantities of oil and gas which, by analysis of engineering and geoscience data, can be estimated with reasonable certainty to be commercially recoverable; probable and possible reserves are those additional reserves which are sequentially less certain to be recovered than proved reserves. Estimates of reserves may increase or decrease as a result of market conditions, future operations, changes in regulations, or actual reservoir performance. In addition to the primary economic assumptions discussed herein, our estimates are based on certain assumptions including, but not limited to, that the properties will be developed consistent with current development plans, that the properties will be operated in a prudent manner, that no governmental regulations or controls will be put in place that would impact the ability of the interest owner to recover the reserves, and that our projections of future production will prove consistent with actual performance. If the reserves are recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions made while preparing this report.

For the purposes of this report, we used technical and economic data including, but not limited to, well logs, geologic maps, well test data, production data, historical price and cost information, and property ownership interests. The reserves in this report have been estimated using deterministic methods; these estimates have been prepared in accordance with the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers (SPE Standards). We used standard engineering and geoscience methods, or a combination of methods, including performance analysis, volumetric analysis, and analogy, that we considered to be appropriate and necessary to categorize and estimate reserves in accordance with SEC definitions and regulations. A substantial portion of these reserves are for non-producing zones and undeveloped locations; such reserves are based on estimates of reservoir volumes and recovery efficiencies along with analogy to properties with similar geologic and reservoir characteristics. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geoscience data; therefore, our conclusions necessarily represent only informed professional judgment.

The data used in our estimates were obtained from SME, public data sources, and the nonconfidential files of Netherland, Sewell & Associates, Inc. (NSAI) and were accepted as accurate. Supporting work data are on file in our office. We have not examined the titles to the properties or independently confirmed the actual degree or type of interest owned. The technical persons responsible for preparing the estimates presented herein meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the SPE Standards. We are independent petroleum engineers, geologists, geophysicists, and petrophysicists; we do not own an interest in these properties nor are we employed on a contingent basis.

Sincerely,

NETHERLAND, SEWELL & ASSOCIATES, INC.
Texas Registered Engineering Firm F-2699

		By:	/s/ C.H. (Scott) Rees III
C.H. (Scott) Rees III, P.E.
Chairman and Chief Executive Officer

By:	/s/ C. Ashley Smith	By:	/s/ Shane M. Howell
	C. Ashley Smith, P.E. 100560		Shane M. Howell, P.G. 11276
	Vice President		Vice President

Date Signed: January 31, 2014		Date Signed: January 31, 2014

CAS:AST

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DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

The following definitions are set forth in U.S. Securities and Exchange Commission (SEC) Regulation S-X Section 210.4-10(a). Also included is supplemental information from (1) the 2007 Petroleum Resources Management System approved by the Society of Petroleum Engineers, (2) the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas, and (3) the SEC’s Compliance and Disclosure Interpretations.

(1) Acquisition of properties. Costs incurred to purchase, lease or otherwise acquire a property, including costs of lease bonuses and options to purchase or lease properties, the portion of costs applicable to minerals when land including mineral rights is purchased in fee, brokers’ fees, recording fees, legal costs, and other costs incurred in acquiring properties.

(2) Analogous reservoir. Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition;

(iii)	Similar geological structure; and

(iv)	Same drive mechanism.

Instruction to paragraph (a)(2): Reservoir properties must, in the aggregate, be no more favorable in the analog than in the reservoir of interest.

(3) Bitumen. Bitumen, sometimes referred to as natural bitumen, is petroleum in a solid or semi-solid state in natural deposits with a viscosity greater than 10,000 centipoise measured at original temperature in the deposit and atmospheric pressure, on a gas free basis. In its natural state it usually contains sulfur, metals, and other non-hydrocarbons.

(4) Condensate. Condensate is a mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.

(5) Deterministic estimate. The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

(6) Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Supplemental definitions from the 2007 Petroleum Resources Management System:

Developed Producing Reserves – Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Developed Non-Producing Reserves – Developed Non-Producing Reserves include shut-in and behind-pipe Reserves. Shut-in Reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe Reserves are expected to be recovered from zones in existing wells which will require additional completion work or future recompletion prior to start of production. In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

(7) Development costs. Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and gas. More specifically, development costs, including depreciation and applicable operating costs of support equipment and facilities and other costs of development activities, are costs incurred to:

(i)	Gain access to and prepare well locations for drilling, including surveying well locations for the purpose of determining specific development drilling sites, clearing ground, draining, road building, and relocating public roads, gas lines, and power lines, to the extent necessary in developing the proved reserves.

(ii)	Drill and equip development wells, development-type stratigraphic test wells, and service wells, including the costs of platforms and of well equipment such as casing, tubing, pumping equipment, and the wellhead assembly.

Definitions - Page 1 of 6

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(iii)	Acquire, construct, and install production facilities such as lease flow lines, separators, treaters, heaters, manifolds, measuring devices, and production storage tanks, natural gas cycling and processing plants, and central utility and waste disposal systems.

(iv)	Provide improved recovery systems.

(8) Development project. A development project is the means by which petroleum resources are brought to the status of economically producible. As examples, the development of a single reservoir or field, an incremental development in a producing field, or the integrated development of a group of several fields and associated facilities with a common ownership may constitute a development project.

(9) Development well. A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

(10) Economically producible. The term economically producible, as it relates to a resource, means a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of the operation. The value of the products that generate revenue shall be determined at the terminal point of oil and gas producing activities as defined in paragraph (a)(16) of this section.

(11) Estimated ultimate recovery (EUR). Estimated ultimate recovery is the sum of reserves remaining as of a given date and cumulative production as of that date.

(12) Exploration costs. Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. Exploration costs may be incurred both before acquiring the related property (sometimes referred to in part as prospecting costs) and after acquiring the property. Principal types of exploration costs, which include depreciation and applicable operating costs of support equipment and facilities and other costs of exploration activities, are:

(i)	Costs of topographical, geographical and geophysical studies, rights of access to properties to conduct those studies, and salaries and other expenses of geologists, geophysical crews, and others conducting those studies. Collectively, these are sometimes referred to as geological and geophysical or “G&G” costs.

(ii)	Costs of carrying and retaining undeveloped properties, such as delay rentals, ad valorem taxes on properties, legal costs for title defense, and the maintenance of land and lease records.

(iii)	Dry hole contributions and bottom hole contributions.

(iv)	Costs of drilling and equipping exploratory wells.

(v)	Costs of drilling exploratory-type stratigraphic test wells.

(13) Exploratory well. An exploratory well is a well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir. Generally, an exploratory well is any well that is not a development well, an extension well, a service well, or a stratigraphic test well as those items are defined in this section.

(14)	Extension well. An extension well is a well drilled to extend the limits of a known reservoir.

(15) Field. An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition. There may be two or more reservoirs in a field which are separated vertically by intervening impervious strata, or laterally by local geologic barriers, or by both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms “structural feature” and “stratigraphic condition” are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas-of-interest, etc.

(16) Oil and gas producing activities.

(i)	Oil and gas producing activities include:

(A)	The search for crude oil, including condensate and natural gas liquids, or natural gas (“oil and gas”) in their natural states and original locations;

(B)	The acquisition of property rights or properties for the purpose of further exploration or for the purpose of removing the oil or gas from such properties;

(C)	The construction, drilling, and production activities necessary to retrieve oil and gas from their natural reservoirs, including the acquisition, construction, installation, and maintenance of field gathering and storage systems, such as:

(1)	Lifting the oil and gas to the surface; and

(2)	Gathering, treating, and field processing (as in the case of processing gas to extract liquid hydrocarbons); and

(D)	Extraction of saleable hydrocarbons, in the solid, liquid, or gaseous state, from oil sands, shale, coalbeds, or other nonrenewable natural resources which are intended to be upgraded into synthetic oil or gas, and activities undertaken with a view to such extraction.

Definitions - Page 2 of 6

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

Instruction 1 to paragraph (a)(16)(i): The oil and gas production function shall be regarded as ending at a “terminal point”, which is the outlet valve on the lease or field storage tank. If unusual physical or operational circumstances exist, it may be appropriate to regard the terminal point for the production function as:

a.	The first point at which oil, gas, or gas liquids, natural or synthetic, are delivered to a main pipeline, a common carrier, a refinery, or a marine terminal; and

b.	In the case of natural resources that are intended to be upgraded into synthetic oil or gas, if those natural resources are delivered to a purchaser prior to upgrading, the first point at which the natural resources are delivered to a main pipeline, a common carrier, a refinery, a marine terminal, or a facility which upgrades such natural resources into synthetic oil or gas.

Instruction 2 to paragraph (a)(16)(i): For purposes of this paragraph (a)(16), the term saleable hydrocarbons means hydrocarbons that are saleable in the state in which the hydrocarbons are delivered.

(ii)	Oil and gas producing activities do not include:

(A)	Transporting, refining, or marketing oil and gas;

(B)	Processing of produced oil, gas, or natural resources that can be upgraded into synthetic oil or gas by a registrant that does not have the legal right to produce or a revenue interest in such production;

(C)	Activities relating to the production of natural resources other than oil, gas, or natural resources from which synthetic oil and gas can be extracted; or

(D)	Production of geothermal steam.

(17) Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i)	When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii)	Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii)	Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv)	The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v)	Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi)	Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

(18) Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i)	When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

Definitions - Page 3 of 6

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(ii)	Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii)	Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

(iv)	See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section.

(19) Probabilistic estimate. The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

(20) Production costs.

(i)	Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities. They become part of the cost of oil and gas produced. Examples of production costs (sometimes called lifting costs) are:

(A)	Costs of labor to operate the wells and related equipment and facilities.

(B)	Repairs and maintenance.

(C)	Materials, supplies, and fuel consumed and supplies utilized in operating the wells and related equipment and facilities.

(D)	Property taxes and insurance applicable to proved properties and wells and related equipment and facilities.

(E)	Severance taxes.

(ii)	Some support equipment or facilities may serve two or more oil and gas producing activities and may also serve transportation, refining, and marketing activities. To the extent that the support equipment and facilities are used in oil and gas producing activities, their depreciation and applicable operating costs become exploration, development or production costs, as appropriate. Depreciation, depletion, and amortization of capitalized acquisition, exploration, and development costs are not production costs but also become part of the cost of oil and gas produced along with production (lifting) costs identified above.

(21) Proved area. The part of a property to which proved reserves have been specifically attributed.

(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)	Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)	In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)	Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)	Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

Definitions - Page 4 of 6

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(v)	Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

(23) Proved properties. Properties with proved reserves.

(24) Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

(25) Reliable technology. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Excerpted from the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas:

932-235-50-30 A standardized measure of discounted future net cash flows relating to an entity’s interests in both of the following shall be disclosed as of the end of the year:

a.	Proved oil and gas reserves (see paragraphs 932-235-50-3 through 50-11B)

b.	Oil and gas subject to purchase under long-term supply, purchase, or similar agreements and contracts in which the entity participates in the operation of the properties on which the oil or gas is located or otherwise serves as the producer of those reserves (see paragraph 932-235-50-7).

The standardized measure of discounted future net cash flows relating to those two types of interests in reserves may be combined for reporting purposes.

932-235-50-31 All of the following information shall be disclosed in the aggregate and for each geographic area for which reserve quantities are disclosed in accordance with paragraphs 932-235-50-3 through 50-11B:

a.	Future cash inflows. These shall be computed by applying prices used in estimating the entity’s proved oil and gas reserves to the year-end quantities of those reserves. Future price changes shall be considered only to the extent provided by contractual arrangements in existence at year-end.

b.	Future development and production costs. These costs shall be computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. If estimated development expenditures are significant, they shall be presented separately from estimated production costs.

c.	Future income tax expenses. These expenses shall be computed by applying the appropriate year-end statutory tax rates, with consideration of future tax rates already legislated, to the future pretax net cash flows relating to the entity’s proved oil and gas reserves, less the tax basis of the properties involved. The future income tax expenses shall give effect to tax deductions and tax credits and allowances relating to the entity’s proved oil and gas reserves.

d.	Future net cash flows. These amounts are the result of subtracting future development and production costs and future income tax expenses from future cash inflows.

Definitions - Page 5 of 6

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

e.	Discount. This amount shall be derived from using a discount rate of 10 percent a year to reflect the timing of the future net cash flows relating to proved oil and gas reserves.

f.	Standardized measure of discounted future net cash flows. This amount is the future net cash flows less the computed discount.

(27) Reservoir. A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

(28) Resources. Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

(29) Service well. A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

(30) Stratigraphic test well. A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as “exploratory type” if not drilled in a known area or “development type” if drilled in a known area.

(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)	Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)	Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

From the SEC’s Compliance and Disclosure Interpretations (October 26, 2009):

Although several types of projects — such as constructing offshore platforms and development in urban areas, remote locations or environmentally sensitive locations — by their nature customarily take a longer time to develop and therefore often do justify longer time periods, this determination must always take into consideration all of the facts and circumstances. No particular type of project per se justifies a longer time period, and any extension beyond five years should be the exception, and not the rule.

Factors that a company should consider in determining whether or not circumstances justify recognizing reserves even though development may extend past five years include, but are not limited to, the following:

•	The company’s level of ongoing significant development activities in the area to be developed (for example, drilling only the minimum number of wells necessary to maintain the lease generally would not constitute significant development activities);

•	The company’s historical record at completing development of comparable long-term projects;

•	The amount of time in which the company has maintained the leases, or booked the reserves, without significant development activities;

•	The extent to which the company has followed a previously adopted development plan (for example, if a company has changed its development plan several times without taking significant steps to implement any of those plans, recognizing proved undeveloped reserves typically would not be appropriate); and

•	The extent to which delays in development are caused by external factors related to the physical operating environment (for example, restrictions on development on Federal lands, but not obtaining government permits), rather than by internal factors (for example, shifting resources to develop properties with higher priority).

(iii)	Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

(32) Unproved properties. Properties with no proved reserves.

Definitions - Page 6 of 6

TABLE OF CONTENTS

SUMMARY PROJECTIONS OF RESERVES AND REVENUE

Total Proved Reserves	I
Proved Developed Producing Reserves	II
Proved Developed Non-Producing Reserves	III
Proved Undeveloped Reserves	IV

RESERVES AND ECONOMICS

Diatomite Reservoir
Total Proved Reserves	1
Proved Developed Producing Reserves	2
Proved Undeveloped Reserves	5

Monterey Reservoir
Total Proved Reserves	14
Proved Developed Producing Reserves	15
Proved Developed Non-Producing Reserves	22
Proved Undeveloped Reserves	25

SUMMARY PROJECTION OF RESERVES AND REVENUE
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN ORCUTT FIELD
	TOTAL PROVED RESERVES	SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	147.2	0.0	232.6	131.0	0.0	93.7	104.109	0.000	1.958	13,635.1	0.0	183.5	13,818.7
12-31-2014	161.1	0.0	278.2	143.1	0.0	70.1	104.055	0.000	1.958	14,895.3	0.0	137.3	15,032.6
12-31-2015	562.3	0.0	599.1	507.5	0.0	0.0	104.271	0.000	0.000	52,913.9	0.0	0.0	52,913.9
12-31-2016	820.3	0.0	687.1	743.2	0.0	0.0	104.339	0.000	0.000	77,546.3	0.0	0.0	77,546.3
12-31-2017	765.4	0.0	623.1	691.2	0.0	0.0	104.345	0.000	0.000	72,125.1	0.0	0.0	72,125.1

12-31-2018	719.3	0.0	574.4	625.6	0.0	0.0	104.346	0.000	0.000	65,279.4	0.0	0.0	65,279.4
12-31-2019	677.8	0.0	534.3	589.4	0.0	0.0	104.349	0.000	0.000	61,502.0	0.0	0.0	61,502.0
12-31-2020	641.5	0.0	499.9	557.7	0.0	0.0	104.351	0.000	0.000	58,199.9	0.0	0.0	58,199.9
12-31-2021	604.7	0.0	468.0	525.7	0.0	0.0	104.353	0.000	0.000	54,854.1	0.0	0.0	54,854.1
12-31-2022	571.9	0.0	440.7	497.0	0.0	0.0	104.354	0.000	0.000	51,868.8	0.0	0.0	51,868.8

12-31-2023	541.6	0.0	416.6	470.6	0.0	0.0	104.354	0.000	0.000	49,106.1	0.0	0.0	49,106.1
12-31-2024	514.5	0.0	394.8	447.0	0.0	0.0	104.354	0.000	0.000	46,648.6	0.0	0.0	46,648.6
12-31-2025	486.3	0.0	372.6	422.4	0.0	0.0	104.354	0.000	0.000	44,081.6	0.0	0.0	44,081.6
12-31-2026	460.8	0.0	352.9	400.3	0.0	0.0	104.353	0.000	0.000	41,767.7	0.0	0.0	41,767.7
12-31-2027	437.3	0.0	332.7	379.7	0.0	0.0	104.353	0.000	0.000	39,625.8	0.0	0.0	39,625.8

SUBTOTAL	8,112.0	0.0	6,807.0	7,131.4	0.0	163.8	104.334	0.000	1.958	744,049.7	0.0	320.8	744,370.5
REMAINING	1,726.2	0.0	2,935.9	1,498.4	0.0	0.0	104.038	0.000	0.000	155,895.5	0.0	0.0	155,895.5
TOTAL	9,838.1	0.0	9,742.9	8,629.9	0.0	163.8	104.282	0.000	1.958	899,945.2	0.0	320.8	900,266.0
CUM PROD	15,755.9	0.0	7,043.2
ULTIMATE	25,594.1	0.0	16,786.0

			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
PERIOD ENDING M-D-Y	NUMBER OF		TAXES		CAPITAL COST M$	OPERATING EXPENSE M$	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	ACTIVE COMPLETIONS		PRODUCTION M$	AD VALOREM M$			PERIOD M$	CUM M$	PERIOD M$	CUM M$	DISC RATE %	CUM PW M$
	GROSS	NET
12-31-2013	64	63.7	19.7	183.8	4,194.0	5,990.8	3,430.3	3,430.3	3,348.0	3,348.0	8	204,612.0
12-31-2014	66	63.4	21.1	200.0	80,469.9	6,326.2	-71,984.6	-68,554.3	-61,791.5	-58,443.5	12	142,847.6
12-31-2015	180	162.5	71.4	703.9	37,412.5	17,119.9	-2,393.9	-70,948.2	-2,896.2	-61,339.7	15	110,032.9
12-31-2016	180	163.1	104.5	1,031.6	0.0	21,485.0	54,925.2	-16,023.0	39,376.0	-21,963.8	20	71,647.6
12-31-2017	180	162.6	97.2	959.5	0.0	19,582.4	51,486.0	35,463.0	33,562.9	11,599.1	25	46,295.8

12-31-2018	180	156.6	88.0	868.4	0.0	18,182.8	46,140.2	81,603.2	27,341.2	38,940.3	30	29,003.7
12-31-2019	180	156.5	82.9	818.2	0.0	17,504.1	43,096.9	124,700.1	23,217.3	62,157.7	35	16,909.3
12-31-2020	180	156.5	78.4	774.3	0.0	16,913.5	40,433.7	165,133.8	19,801.0	81,958.7	40	8,284.9
12-31-2021	179	155.6	73.9	729.8	0.0	16,317.3	37,733.1	202,866.9	16,797.3	98,756.0	45	2,044.5
12-31-2022	179	155.6	69.9	690.0	0.0	15,775.5	35,333.3	238,200.2	14,300.0	113,056.0	50	-2,517.6

12-31-2023	177	153.8	66.2	653.3	0.0	15,287.3	33,099.3	271,299.5	12,178.8	125,234.8
12-31-2024	177	153.8	62.9	620.6	0.0	14,857.2	31,107.9	302,407.4	10,404.9	135,639.7
12-31-2025	176	152.9	59.4	586.4	0.0	14,389.4	29,046.4	331,453.7	8,831.5	144,471.2
12-31-2026	175	152.0	56.3	555.7	0.0	13,949.2	27,206.6	358,660.3	7,520.6	151,991.8
12-31-2027	174	151.1	53.4	527.2	0.0	13,571.1	25,474.2	384,134.5	6,402.0	158,393.8

SUBTOTAL			1,005.1	9,902.7	122,076.4	227,251.7	384,134.5	384,134.5	158,393.8	158,393.8
REMAINING			210.7	2,074.0	22,190.9	68,569.5	62,850.5	446,985.1	12,220.3	170,614.1
TOTAL OF 50.0 YRS			1,215.8	11,976.7	144,267.3	295,821.1	446,985.1	446,985.1	170,614.1	170,614.1

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

Table I

SUMMARY PROJECTION OF RESERVES AND REVENUE
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN ORCUTT FIELD
	PROVED DEVELOPED PRODUCING RESERVES	SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	144.3	0.0	220.1	128.4	0.0	93.7	104.116	0.000	1.958	13,371.7	0.0	183.5	13,555.3
12-31-2014	135.5	0.0	209.3	120.6	0.0	70.1	104.113	0.000	1.958	12,559.6	0.0	137.3	12,696.8
12-31-2015	126.3	0.0	199.0	112.4	0.0	0.0	104.104	0.000	0.000	11,696.7	0.0	0.0	11,696.7
12-31-2016	118.2	0.0	190.0	105.1	0.0	0.0	104.096	0.000	0.000	10,943.3	0.0	0.0	10,943.3
12-31-2017	110.1	0.0	180.8	97.9	0.0	0.0	104.087	0.000	0.000	10,189.0	0.0	0.0	10,189.0

12-31-2018	103.2	0.0	172.8	91.7	0.0	0.0	104.077	0.000	0.000	9,547.6	0.0	0.0	9,547.6
12-31-2019	96.9	0.0	165.3	86.1	0.0	0.0	104.067	0.000	0.000	8,960.2	0.0	0.0	8,960.2
12-31-2020	91.3	0.0	156.6	81.1	0.0	0.0	104.057	0.000	0.000	8,434.3	0.0	0.0	8,434.3
12-31-2021	85.7	0.0	149.0	76.0	0.0	0.0	104.047	0.000	0.000	7,911.1	0.0	0.0	7,911.1
12-31-2022	80.4	0.0	142.3	71.3	0.0	0.0	104.038	0.000	0.000	7,420.3	0.0	0.0	7,420.3

12-31-2023	75.8	0.0	136.7	67.2	0.0	0.0	104.028	0.000	0.000	6,989.7	0.0	0.0	6,989.7
12-31-2024	71.8	0.0	130.8	63.6	0.0	0.0	104.018	0.000	0.000	6,614.1	0.0	0.0	6,614.1
12-31-2025	67.5	0.0	124.4	59.8	0.0	0.0	104.007	0.000	0.000	6,218.3	0.0	0.0	6,218.3
12-31-2026	63.6	0.0	118.7	56.3	0.0	0.0	103.995	0.000	0.000	5,853.5	0.0	0.0	5,853.5
12-31-2027	60.2	0.0	111.4	53.2	0.0	0.0	103.985	0.000	0.000	5,536.6	0.0	0.0	5,536.6

SUBTOTAL	1,430.6	0.0	2,407.2	1,270.8	0.0	163.8	104.067	0.000	1.958	132,246.0	0.0	320.8	132,566.8
REMAINING	833.5	0.0	2,056.7	727.3	0.0	0.0	103.747	0.000	0.000	75,451.9	0.0	0.0	75,451.9
TOTAL	2,264.1	0.0	4,463.9	1,998.0	0.0	163.8	103.950	0.000	1.958	207,697.9	0.0	320.8	208,018.7
CUM PROD	15,755.9	0.0	7,043.2
ULTIMATE	18,020.1	0.0	11,507.0

			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
PERIOD ENDING M-D-Y	NUMBER OF		TAXES		CAPITAL COST M$	OPERATING EXPENSE M$	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	ACTIVE COMPLETIONS		PRODUCTION M$	AD VALOREM M$			PERIOD M$	CUM M$	PERIOD M$	CUM M$	DISC RATE %	CUM PW M$
	GROSS	NET
12-31-2013	64	63.9	19.4	180.3	0.0	5,923.3	7,432.2	7,432.2	7,092.0	7,092.0	8	50,838.8
12-31-2014	64	62.5	17.9	168.9	0.0	5,696.4	6,813.6	14,245.8	5,914.0	13,006.0	12	41,348.7
12-31-2015	64	57.0	15.8	155.6	0.0	5,047.3	6,478.0	20,723.8	5,103.3	18,109.3	15	36,363.7
12-31-2016	64	56.9	14.8	145.6	0.0	4,414.2	6,368.7	27,092.5	4,567.0	22,676.3	20	30,422.9
12-31-2017	63	56.0	13.8	135.5	0.0	4,211.6	5,828.1	32,920.6	3,799.0	26,475.3	25	26,277.3

12-31-2018	63	56.0	12.9	127.0	0.0	4,045.6	5,362.1	38,282.7	3,177.7	29,652.9	30	23,218.0
12-31-2019	63	56.0	12.1	119.2	0.0	3,891.6	4,937.3	43,220.0	2,660.1	32,313.0	35	20,867.2
12-31-2020	63	55.9	11.4	112.2	0.0	3,745.8	4,564.9	47,784.9	2,235.7	34,548.8	40	19,004.6
12-31-2021	62	55.0	10.7	105.2	0.0	3,601.3	4,193.8	51,978.7	1,867.1	36,415.9	45	17,492.5
12-31-2022	62	55.0	10.0	98.7	0.0	3,452.3	3,859.3	55,838.0	1,562.1	37,978.0	50	16,240.6

12-31-2023	60	53.2	9.4	93.0	0.0	3,329.3	3,558.0	59,396.0	1,309.2	39,287.2
12-31-2024	60	53.2	8.9	88.0	0.0	3,220.9	3,296.2	62,692.2	1,102.6	40,389.8
12-31-2025	59	52.3	8.4	82.7	0.0	3,095.1	3,032.0	65,724.2	921.9	41,311.8
12-31-2026	58	51.3	7.9	77.9	0.0	2,966.0	2,801.7	68,526.0	774.5	42,086.3
12-31-2027	57	50.4	7.5	73.7	0.0	2,866.5	2,588.9	71,114.9	650.7	42,737.0

SUBTOTAL			181.0	1,763.6	0.0	59,507.3	71,114.9	71,114.9	42,737.0	42,737.0
REMAINING			102.3	1,003.8	16,340.9	40,588.7	17,416.3	88,531.2	2,846.8	45,583.8
TOTAL OF 50.0 YRS			283.3	2,767.3	16,340.9	100,096.0	88,531.2	88,531.2	45,583.8	45,583.8

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

Table II

SUMMARY PROJECTION OF RESERVES AND REVENUE
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN ORCUTT FIELD
	PROVED DEVELOPED NON-PRODUCING RESERVES	SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	2.9	0.0	12.5	2.5	0.0	0.0	103.747	0.000	0.000	263.4	0.0	0.0	263.4
12-31-2014	10.7	0.0	25.4	9.3	0.0	0.0	103.747	0.000	0.000	969.3	0.0	0.0	969.3
12-31-2015	9.8	0.0	23.9	8.5	0.0	0.0	103.747	0.000	0.000	886.8	0.0	0.0	886.8
12-31-2016	7.9	0.0	21.0	6.9	0.0	0.0	103.747	0.000	0.000	712.1	0.0	0.0	712.1
12-31-2017	7.1	0.0	19.4	6.1	0.0	0.0	103.747	0.000	0.000	637.3	0.0	0.0	637.3

12-31-2018	6.5	0.0	18.3	5.6	0.0	0.0	103.747	0.000	0.000	580.6	0.0	0.0	580.6
12-31-2019	6.1	0.0	17.4	5.2	0.0	0.0	103.747	0.000	0.000	541.5	0.0	0.0	541.5
12-31-2020	5.8	0.0	17.5	4.9	0.0	0.0	103.747	0.000	0.000	513.2	0.0	0.0	513.2
12-31-2021	5.5	0.0	16.8	4.7	0.0	0.0	103.747	0.000	0.000	487.6	0.0	0.0	487.6
12-31-2022	5.3	0.0	16.2	4.5	0.0	0.0	103.747	0.000	0.000	467.0	0.0	0.0	467.0

12-31-2023	5.1	0.0	15.6	4.3	0.0	0.0	103.747	0.000	0.000	448.7	0.0	0.0	448.7
12-31-2024	5.0	0.0	15.1	4.2	0.0	0.0	103.747	0.000	0.000	433.2	0.0	0.0	433.2
12-31-2025	4.8	0.0	14.5	4.0	0.0	0.0	103.747	0.000	0.000	416.6	0.0	0.0	416.6
12-31-2026	4.5	0.0	14.0	3.8	0.0	0.0	103.747	0.000	0.000	394.2	0.0	0.0	394.2
12-31-2027	4.5	0.0	13.6	3.7	0.0	0.0	103.747	0.000	0.000	388.6	0.0	0.0	388.6

SUBTOTAL	91.7	0.0	261.2	78.5	0.0	0.0	103.747	0.000	0.000	8,139.8	0.0	0.0	8,139.8
REMAINING	90.4	0.0	303.4	75.3	0.0	0.0	103.747	0.000	0.000	7,815.4	0.0	0.0	7,815.4
TOTAL	182.1	0.0	564.5	153.8	0.0	0.0	103.747	0.000	0.000	15,955.2	0.0	0.0	15,955.2
CUM PROD	0.0	0.0	0.0
ULTIMATE	182.1	0.0	564.5

			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
PERIOD ENDING M-D-Y	NUMBER OF		TAXES		CAPITAL COST M$	OPERATING EXPENSE M$	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	ACTIVE COMPLETIONS		PRODUCTION M$	AD VALOREM M$			PERIOD M$	CUM M$	PERIOD M$	CUM M$	DISC RATE %	CUM PW M$
	GROSS	NET
12-31-2013	0	0.0	0.4	3.5	428.0	67.4	-235.8	-235.8	-233.7	-233.7	8	3,477.2
12-31-2014	0	0.0	1.3	12.9	450.0	256.4	248.7	12.8	211.4	-22.2	12	2,506.4
12-31-2015	0	0.0	1.2	11.8	0.0	236.4	637.4	650.2	503.7	481.5	15	2,044.0
12-31-2016	0	0.0	1.0	9.5	0.0	195.5	506.1	1,156.4	363.2	844.7	20	1,529.6
12-31-2017	1	0.9	0.9	8.5	0.0	184.9	443.1	1,599.5	288.9	1,133.6	25	1,192.6

12-31-2018	1	0.9	0.8	7.7	0.0	170.8	401.4	2,000.8	237.9	1,371.4	30	955.1
12-31-2019	1	0.9	0.7	7.2	0.0	161.0	372.6	2,373.4	200.7	1,572.1	35	779.1
12-31-2020	1	0.8	0.7	6.8	0.0	153.8	351.8	2,725.2	172.3	1,744.4	40	643.9
12-31-2021	1	0.8	0.7	6.5	0.0	147.3	333.2	3,058.4	148.3	1,892.7	45	537.0
12-31-2022	1	0.8	0.6	6.2	0.0	141.9	318.2	3,376.6	128.8	2,021.5	50	450.6

12-31-2023	1	0.8	0.6	6.0	0.0	137.1	305.0	3,681.6	112.2	2,133.7
12-31-2024	1	0.8	0.6	5.8	0.0	133.0	293.9	3,975.5	98.3	2,232.0
12-31-2025	1	0.8	0.6	5.5	0.0	128.5	282.0	4,257.5	85.7	2,317.7
12-31-2026	1	0.8	0.5	5.2	0.0	116.4	271.9	4,529.4	75.2	2,392.8
12-31-2027	1	0.8	0.5	5.2	0.0	120.7	262.2	4,791.6	65.9	2,458.7

SUBTOTAL			11.0	108.3	878.0	2,351.0	4,791.6	4,791.6	2,458.7	2,458.7
REMAINING			10.6	104.0	0.0	2,636.0	5,064.8	9,856.4	465.1	2,923.8
TOTAL OF 50.0 YRS			21.6	212.3	878.0	4,987.0	9,856.4	9,856.4	2,923.8	2,923.8

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

Table III

SUMMARY PROJECTION OF RESERVES AND REVENUE
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN ORCUTT FIELD
	PROVED UNDEVELOPED RESERVES	SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	0.0	0.0	0.0	0.0	0.0	0.0	0.000	0.000	0.000	0.0	0.0	0.0	0.0
12-31-2014	14.9	0.0	43.5	13.2	0.0	0.0	103.747	0.000	0.000	1,366.5	0.0	0.0	1,366.5
12-31-2015	426.2	0.0	376.3	386.6	0.0	0.0	104.331	0.000	0.000	40,330.4	0.0	0.0	40,330.4
12-31-2016	694.2	0.0	476.1	631.2	0.0	0.0	104.386	0.000	0.000	65,891.0	0.0	0.0	65,891.0
12-31-2017	648.2	0.0	422.9	587.2	0.0	0.0	104.395	0.000	0.000	61,298.8	0.0	0.0	61,298.8

12-31-2018	609.5	0.0	383.3	528.3	0.0	0.0	104.400	0.000	0.000	55,151.2	0.0	0.0	55,151.2
12-31-2019	574.7	0.0	351.6	498.1	0.0	0.0	104.405	0.000	0.000	52,000.3	0.0	0.0	52,000.3
12-31-2020	544.4	0.0	325.9	471.7	0.0	0.0	104.408	0.000	0.000	49,252.4	0.0	0.0	49,252.4
12-31-2021	513.5	0.0	302.2	444.9	0.0	0.0	104.411	0.000	0.000	46,455.4	0.0	0.0	46,455.4
12-31-2022	486.2	0.0	282.2	421.2	0.0	0.0	104.414	0.000	0.000	43,981.5	0.0	0.0	43,981.5

12-31-2023	460.6	0.0	264.4	399.1	0.0	0.0	104.416	0.000	0.000	41,667.7	0.0	0.0	41,667.7
12-31-2024	437.8	0.0	249.0	379.3	0.0	0.0	104.417	0.000	0.000	39,601.3	0.0	0.0	39,601.3
12-31-2025	414.0	0.0	233.6	358.6	0.0	0.0	104.418	0.000	0.000	37,446.7	0.0	0.0	37,446.7
12-31-2026	392.7	0.0	220.2	340.2	0.0	0.0	104.419	0.000	0.000	35,520.0	0.0	0.0	35,520.0
12-31-2027	372.6	0.0	207.7	322.7	0.0	0.0	104.420	0.000	0.000	33,700.7	0.0	0.0	33,700.7

SUBTOTAL	6,589.6	0.0	4,138.7	5,782.2	0.0	0.0	104.400	0.000	0.000	603,663.9	0.0	0.0	603,663.9
REMAINING	802.3	0.0	575.8	695.8	0.0	0.0	104.374	0.000	0.000	72,628.2	0.0	0.0	72,628.2
TOTAL	7,391.9	0.0	4,714.5	6,478.1	0.0	0.0	104.397	0.000	0.000	676,292.1	0.0	0.0	676,292.1
CUM PROD	0.0	0.0	0.0
ULTIMATE	7,391.9	0.0	4,714.5

			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
									DISCOUNTED		PRESENT WORTH
PERIOD ENDING M-D-Y	NUMBER OF		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		AT 10%		PROFILE
	ACTIVE COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	0	0.0	0.0	0.0	3,766.1	0.0	-3,766.1	-3,766.1	-3,510.3	-3,510.3	8	150,296.0
12-31-2014	2	1.8	1.9	18.2	80,019.9	373.4	-79,046.9	-82,812.9	-67,916.9	-71,427.3	12	98,992.4
12-31-2015	116	105.2	54.4	536.5	37,412.5	11,836.3	-9,509.3	-92,322.2	-8,503.2	-79,930.5	15	71,625.3
12-31-2016	116	105.5	88.8	876.6	0.0	16,875.3	48,050.3	-44,271.9	34,445.8	-45,484.7	20	39,695.0
12-31-2017	116	105.1	82.6	815.5	0.0	15,185.9	45,214.8	942.9	29,475.0	-16,009.7	25	18,825.8

12-31-2018	116	100.5	74.3	733.7	0.0	13,966.4	40,376.8	41,319.7	23,925.7	7,916.0	30	4,830.5
12-31-2019	116	100.5	70.0	691.8	0.0	13,451.5	37,787.0	79,106.7	20,356.5	28,272.5	35	-4,737.0
12-31-2020	116	100.5	66.3	655.2	0.0	13,013.8	35,517.0	114,623.7	17,393.0	45,665.5	40	-11,363.5
12-31-2021	116	100.5	62.6	618.0	0.0	12,568.7	33,206.1	147,829.8	14,781.9	60,447.4	45	-15,984.9
12-31-2022	116	100.5	59.2	585.1	0.0	12,181.4	31,155.8	178,985.6	12,609.1	73,056.6	50	-19,208.8

12-31-2023	116	100.5	56.1	554.3	0.0	11,821.0	29,236.3	208,221.9	10,757.3	83,813.9
12-31-2024	116	100.5	53.3	526.8	0.0	11,503.3	27,517.8	235,739.7	9,204.0	93,017.9
12-31-2025	116	100.5	50.4	498.2	0.0	11,165.8	25,732.3	261,472.0	7,823.8	100,841.7
12-31-2026	116	100.5	47.8	472.5	0.0	10,866.7	24,132.9	285,604.9	6,670.9	107,512.7
12-31-2027	116	100.5	45.4	448.3	0.0	10,583.8	22,623.1	308,228.1	5,685.4	113,198.1

SUBTOTAL			813.1	8,030.9	121,198.4	165,393.4	308,228.1	308,228.1	113,198.1	113,198.1
REMAINING			97.8	966.2	5,850.0	25,344.7	40,369.4	348,597.5	8,908.4	122,106.5
TOTAL OF 40.5 YRS			910.9	8,997.1	127,048.4	190,738.1	348,597.5	348,597.5	122,106.5	122,106.5

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

Table IV

DIATOMITE RESERVOIR

ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

SUMMARY PROJECTION OF RESERVES AND REVENUE
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE DIATOMITE RESERVOIR
	TOTAL PROVED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	75.9	0.0	38.7	69.0	0.0	0.0	104.434	0.000	0.000	7,204.8	0.0	0.0	7,204.8
12-31-2014	70.6	0.0	36.0	64.2	0.0	0.0	104.434	0.000	0.000	6,708.0	0.0	0.0	6,708.0
12-31-2015	424.8	0.0	216.7	387.0	0.0	0.0	104.434	0.000	0.000	40,419.8	0.0	0.0	40,419.8
12-31-2016	702.5	0.0	358.3	640.0	0.0	0.0	104.434	0.000	0.000	66,842.0	0.0	0.0	66,842.0
12-31-2017	663.3	0.0	338.3	601.9	0.0	0.0	104.434	0.000	0.000	62,858.1	0.0	0.0	62,858.1

12-31-2018	628.0	0.0	320.3	545.9	0.0	0.0	104.434	0.000	0.000	57,006.9	0.0	0.0	57,006.9
12-31-2019	594.7	0.0	303.3	516.8	0.0	0.0	104.434	0.000	0.000	53,974.6	0.0	0.0	53,974.6
12-31-2020	564.7	0.0	288.0	490.7	0.0	0.0	104.434	0.000	0.000	51,246.6	0.0	0.0	51,246.6
12-31-2021	533.4	0.0	272.0	463.4	0.0	0.0	104.434	0.000	0.000	48,397.0	0.0	0.0	48,397.0
12-31-2022	505.3	0.0	257.7	438.9	0.0	0.0	104.434	0.000	0.000	45,840.2	0.0	0.0	45,840.2

12-31-2023	478.7	0.0	244.1	415.8	0.0	0.0	104.434	0.000	0.000	43,423.6	0.0	0.0	43,423.6
12-31-2024	454.8	0.0	231.5	395.0	0.0	0.0	104.434	0.000	0.000	41,248.8	0.0	0.0	41,248.8
12-31-2025	429.6	0.0	218.4	373.1	0.0	0.0	104.434	0.000	0.000	38,960.5	0.0	0.0	38,960.5
12-31-2026	406.8	0.0	205.7	353.2	0.0	0.0	104.434	0.000	0.000	36,886.4	0.0	0.0	36,886.4
12-31-2027	385.6	0.0	194.3	334.7	0.0	0.0	104.434	0.000	0.000	34,958.6	0.0	0.0	34,958.6

SUBTOTAL	6,918.7	0.0	3,523.2	6,089.7	0.0	0.0	104.434	0.000	0.000	635,976.2	0.0	0.0	635,976.2
REMAINING	733.4	0.0	374.0	635.0	0.0	0.0	104.434	0.000	0.000	66,320.5	0.0	0.0	66,320.5
TOTAL	7,652.1	0.0	3,897.2	6,724.8	0.0	0.0	104.434	0.000	0.000	702,296.6	0.0	0.0	702,296.6
CUM PROD	199.6	0.0	91.5
ULTIMATE	7,851.7	0.0	3,988.7

			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
									DISCOUNTED		PRESENT WORTH
PERIOD ENDING M-D-Y	NUMBER OF		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		AT 10%		PROFILE
	ACTIVE COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	21	19.1	9.7	95.8	3,766.1	3,499.7	-166.5	-166.5	-75.6	-75.6	8	168,679.1
12-31-2014	21	19.1	9.0	89.2	68,539.9	3,376.5	-65,306.7	-65,473.1	-56,143.5	-56,219.1	12	116,277.7
12-31-2015	131	119.3	54.4	537.7	35,297.5	13,044.3	-8,514.1	-73,987.2	-7,650.8	-63,869.9	15	88,133.3
12-31-2016	131	119.4	90.0	889.2	0.0	17,865.3	47,997.5	-25,989.8	34,404.4	-29,465.5	20	55,033.4
12-31-2017	131	118.9	84.6	836.2	0.0	16,332.4	45,604.8	19,615.1	29,727.4	261.9	25	33,151.3

12-31-2018	131	113.9	76.8	758.4	0.0	15,189.6	40,982.2	60,597.2	24,283.5	24,545.4	30	18,279.4
12-31-2019	131	113.8	72.7	718.1	0.0	14,704.4	38,479.5	99,076.8	20,729.2	45,274.6	35	7,947.6
12-31-2020	131	113.8	69.0	681.8	0.0	14,270.2	36,225.6	135,302.3	17,739.9	63,014.5	40	649.0
12-31-2021	131	113.8	65.2	643.9	0.0	13,808.1	33,879.9	169,182.3	15,081.9	78,096.3	45	-4,568.8
12-31-2022	131	113.8	61.7	609.8	0.0	13,395.2	31,773.4	200,955.7	12,859.1	90,955.5	50	-8,326.5

12-31-2023	131	113.8	58.5	577.7	0.0	13,003.8	29,783.7	230,739.4	10,958.8	101,914.3
12-31-2024	131	113.8	55.5	548.8	0.0	12,653.6	27,991.0	258,730.4	9,362.4	111,276.7
12-31-2025	131	113.8	52.5	518.3	0.0	12,265.9	26,123.9	284,854.2	7,943.0	119,219.7
12-31-2026	130	112.9	49.7	490.7	0.0	11,898.1	24,448.0	309,302.2	6,758.1	125,977.7
12-31-2027	130	112.9	47.1	465.1	0.0	11,581.5	22,865.0	332,167.2	5,746.3	131,724.1

SUBTOTAL			856.3	8,460.7	107,603.4	186,888.4	332,167.2	332,167.2	131,724.1	131,724.1
REMAINING			89.3	882.3	6,650.0	21,937.7	36,761.2	368,928.4	8,211.2	139,935.2
TOTAL OF 17.6 YRS			945.6	9,343.0	114,253.4	208,826.1	368,928.4	368,928.4	139,935.2	139,935.2

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

SUMMARY PROJECTION OF RESERVES AND REVENUE
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE DIATOMITE RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	75.9	0.0	38.7	69.0	0.0	0.0	104.434	0.000	0.000	7,204.8	0.0	0.0	7,204.8
12-31-2014	70.6	0.0	36.0	64.2	0.0	0.0	104.434	0.000	0.000	6,708.0	0.0	0.0	6,708.0
12-31-2015	64.3	0.0	32.8	58.5	0.0	0.0	104.434	0.000	0.000	6,104.7	0.0	0.0	6,104.7
12-31-2016	58.6	0.0	29.9	53.3	0.0	0.0	104.434	0.000	0.000	5,570.2	0.0	0.0	5,570.2
12-31-2017	53.2	0.0	27.1	48.4	0.0	0.0	104.434	0.000	0.000	5,054.7	0.0	0.0	5,054.7

12-31-2018	48.4	0.0	24.7	44.0	0.0	0.0	104.434	0.000	0.000	4,600.1	0.0	0.0	4,600.1
12-31-2019	44.1	0.0	22.5	40.1	0.0	0.0	104.434	0.000	0.000	4,186.3	0.0	0.0	4,186.3
12-31-2020	40.2	0.0	20.5	36.6	0.0	0.0	104.434	0.000	0.000	3,819.7	0.0	0.0	3,819.7
12-31-2021	36.5	0.0	18.6	33.2	0.0	0.0	104.434	0.000	0.000	3,466.2	0.0	0.0	3,466.2
12-31-2022	33.2	0.0	16.9	30.2	0.0	0.0	104.434	0.000	0.000	3,154.5	0.0	0.0	3,154.5

12-31-2023	30.2	0.0	15.4	27.5	0.0	0.0	104.434	0.000	0.000	2,870.8	0.0	0.0	2,870.8
12-31-2024	27.6	0.0	13.6	25.1	0.0	0.0	104.434	0.000	0.000	2,619.4	0.0	0.0	2,619.4
12-31-2025	24.9	0.0	12.0	22.6	0.0	0.0	104.434	0.000	0.000	2,364.1	0.0	0.0	2,364.1
12-31-2026	22.3	0.0	9.6	20.3	0.0	0.0	104.434	0.000	0.000	2,118.6	0.0	0.0	2,118.6
12-31-2027	20.3	0.0	8.0	18.5	0.0	0.0	104.434	0.000	0.000	1,928.1	0.0	0.0	1,928.1

SUBTOTAL	650.4	0.0	326.3	591.5	0.0	0.0	104.434	0.000	0.000	61,770.2	0.0	0.0	61,770.2
REMAINING	0.0	0.0	0.0	0.0	0.0	0.0	0.000	0.000	0.000	0.0	0.0	0.0	0.0
TOTAL	650.4	0.0	326.3	591.5	0.0	0.0	104.434	0.000	0.000	61,770.2	0.0	0.0	61,770.2
CUM PROD	199.6	0.0	91.5
ULTIMATE	850.0	0.0	417.9

			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
									DISCOUNTED		PRESENT WORTH
PERIOD ENDING M-D-Y	NUMBER OF		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		AT 10%		PROFILE
	ACTIVE COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	21	19.1	9.7	95.8	0.0	3,499.7	3,599.6	3,599.6	3,434.7	3,434.7	8	20,259.1
12-31-2014	21	19.1	9.0	89.2	0.0	3,376.5	3,233.2	6,832.8	2,806.5	6,241.2	12	17,520.6
12-31-2015	21	19.1	8.2	81.2	0.0	2,917.1	3,098.2	9,931.0	2,438.3	8,679.5	15	15,883.8
12-31-2016	21	19.1	7.5	74.1	0.0	2,343.8	3,144.8	13,075.8	2,255.7	10,935.2	20	13,730.5
12-31-2017	21	19.1	6. 8	67.2	0.0	2,200.4	2,780.3	15,856.1	1,812.8	12,748.0	25	12,094.7

12-31-2018	21	19.1	6.2	61.2	0.0	2,073.8	2,458.9	18,315.0	1,457.7	14,205.6	30	10,820.3
12-31-2019	21	19.1	5.6	55.7	0.0	1,957.5	2,167.4	20,482.4	1,168.2	15,373.8	35	9,805.3
12-31-2020	21	19.1	5.1	50.8	0.0	1,853.8	1,909.9	22,392.4	935.8	16,309.6	40	8,980.8
12-31-2021	21	19.1	4.7	46.1	0.0	1,752.5	1,663.0	24,055.3	740.7	17,050.3	45	8,299.5
12-31-2022	21	19.1	4.2	42.0	0.0	1,662.4	1,445.9	25,501.2	585.5	17,635.8	50	7,728.2

12-31-2023	21	19.1	3.9	38.2	0.0	1,579.6	1,249.1	26,750.3	459.9	18,095.6
12-31-2024	21	19.1	3.5	34.8	0.0	1,505.6	1,075.4	27,825.7	359.9	18,455.6
12-31-2025	21	19.1	3.2	31.5	0.0	1,420.2	909.3	28,735.0	276.7	18,732.2
12-31-2026	20	18.2	2.9	28.2	0.0	1,322.6	765.0	29,500.0	211.6	18,943.9
12-31-2027	20	18.2	2.6	25.6	0.0	1,264.6	635.2	30,135.2	159.8	19,103.6

SUBTOTAL			83.2	821.8	0.0	30,730.0	30,135.2	30,135.2	19,103.6	19,103.6
REMAINING			0.0	0.0	1,400.0	0.0	-1,400.0	28,735.2	-304.8	18,798.9
TOTAL OF 15.0 YRS			83.2	821.8	1,400.0	30,730.0	28,735.2	28,735.2	18,798.9	18,798.9

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

BASIC DATA
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN ID		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED DEVELOPED PRODUCING RESERVES
00296	1312	1	0	37.9	17.5	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	5.2	3.3	15.0
00311	1514	1	0	47.7	22.1	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	6.5	3.6	15.0
00312	1515	1	0	51.7	24.2	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	6.6	3.7	15.0
00313	1516	1	0	57.4	25.7	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	7.3	3.8	15.0
00314	1517	1	0	29.5	14.6	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	4.9	3.2	15.0
00315	1615	1	0	52.2	23.9	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	6.5	3.6	15.0
00316	1616	1	0	51.6	25.7	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	6.9	3.7	15.0
00317	1617	1	0	27.1	12.8	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	4.7	3.1	15.0
00318	1714	1	0	51.8	23.7	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	6.8	3.6	15.0
00297	1715	1	0	30.7	12.0	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	4.3	3.1	15.0
00298	1716	1	0	20.2	10.7	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	3.9	3.0	12.7
00319	1717	1	0	20.4	10.3	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	4.3	3.1	15.0
00299	1814	1	0	61.9	32.7	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	6.8	3.6	15.0
00300	1815	1	0	39.1	16.6	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	4.7	3.1	15.0
00301	1816	1	0	31.0	18.1	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	4.6	3.1	15.0
00302	1817	1	0	28.7	15.1	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	4.3	3.1	15.0
00320	1914	1	0	35.8	18.9	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	5.4	3.4	15.0
00303	1915	1	0	44.8	21.4	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	5.4	3.4	15.0
00304	1916	1	0	42.6	25.5	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	5.5	3.3	15.0
00305	1917	1	0	25.5	13.7	100.000	100.000	91.129	91.129	104.434	104.434	0.000	0.000	0.000	0.000	4.5	3.1	15.0
02369	2624	0	0	1.5	0.7	100.000	100.000	91.129	91.129	0.000	0.000	0.000	0.000	0.000	0.000	2.6	2.6	0.0
00309	3318	0	0	1.9	4.4	100.000	100.000	91.129	91.129	0.000	0.000	0.000	0.000	0.000	0.000	2.6	2.6	0.0
00321	B-2	1	0	58.8	27.6	100.000	100.000	88.367	88.367	104.434	104.434	0.000	0.000	0.000	0.000	6.8	3.6	15.0
01130	FIXED EXP DIAT PDP	0	0	0.0	0.0	100.000	100.000	91.129	91.129	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	15.0
02372	OD PDP ABANDONMENT	0	0	0.0	0.0	100.000	100.000	100.000	100.000	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	0.0
TOTAL - PDP RESERVES				850.0	417.9

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

SANTA MARIA ENERGY, LLC INTEREST	RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012	SUMMARY - CERTAIN PROPERTIES
	PROVED DEVELOPED PRODUCING RESERVES	LOCATED IN THE DIATOMITE RESERVOIR ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL TAXES M$	NET CAP COST M$	OPERATING EXPENSE M$	NET REVENUE M$	CUM P.W. 10% M$
PHDWIN ID	LEASE NAME	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$
PROVED DEVELOPED PRODUCING RESERVES
00296	1312	29.0	0.0	12.8	26.4	0.0	0.0	2,755.8	0.0	0.0	2,755.8	40.4	0.0	1,331.8	1,383.6	899.8
00311	1514	40.3	0.0	20.6	36.7	0.0	0.0	3,835.5	0.0	0.0	3,835.5	56.2	0.0	1,668.4	2,110.9	1,355.5
00312	1515	44.0	0.0	22.4	40.1	0.0	0.0	4,187.2	0.0	0.0	4,187.2	61.3	0.0	1,778.4	2,347.5	1,497.7
00313	1516	48.3	0.0	24.6	44.0	0.0	0.0	4,598.4	0.0	0.0	4,598.4	67.4	0.0	1,906.4	2,624.7	1,675.1
00314	1517	25.1	0.0	12.6	22.9	0.0	0.0	2,392.7	0.0	0.0	2,392.7	35.1	0.0	1,218.6	1,139.1	748.1
00315	1615	40.3	0.0	20.6	36.7	0.0	0.0	3,835.5	0.0	0.0	3,835.5	56.2	0.0	1,668.4	2,110.9	1,355.5
00316	1616	47.1	0.0	24.0	43.0	0.0	0.0	4,486.3	0.0	0.0	4,486.3	65.7	0.0	1,871.7	2,548.9	1,622.6
00317	1617	21.5	0.0	11.0	19.6	0.0	0.0	2,045.6	0.0	0.0	2,045.6	30.0	0.0	1,110.2	905.5	605.7
00318	1714	43.0	0.0	21.9	39.2	0.0	0.0	4,091.2	0.0	0.0	4,091.2	59.9	0.0	1,748.2	2,283.1	1,462.6
00297	1715	18.9	0.0	8. 9	17.2	0.0	0.0	1,794.5	0.0	0.0	1,794.5	26.3	0.0	1,032.0	736.3	498.3
00298	1716	12.4	0.0	6.3	11.3	0.0	0.0	1,180.5	0.0	0.0	1,180.5	17.3	0.0	766.6	396.6	286.4
00319	1717	18.8	0.0	9.1	17.2	0.0	0.0	1,793.0	0.0	0.0	1,793.0	26.3	0.0	1,031.7	735.0	497.5
00299	1814	43.0	0.0	21.9	39.2	0.0	0.0	4,091.2	0.0	0.0	4,091.2	59.9	0.0	1,748.2	2,283.1	1,462.6
00300	1815	21.5	0.0	11.0	19.6	0.0	0.0	2,045.6	0.0	0.0	2,045.6	30.0	0.0	1,110.2	905.5	605.7
00301	1816	22.0	0.0	10.8	20.0	0.0	0.0	2,093.6	0.0	0.0	2,093.6	30.7	0.0	1,125.3	937.7	623.2
00302	1817	18.9	0.0	8.9	17.2	0.0	0.0	1,794.5	0.0	0.0	1,794.5	26.3	0.0	1,032.0	736.3	498.3
00320	1914	31.4	0.0	15.9	28.6	0.0	0.0	2,990.9	0.0	0.0	2,990.9	43.8	0.0	1,405.2	1,541.9	998.0
00303	1915	31.4	0.0	16.0	28.6	0.0	0.0	2,990.9	0.0	0.0	2,990.9	43.8	0.0	1,405.2	1,541.9	998.0
00304	1916	29.6	0.0	15.1	26.9	0.0	0.0	2,812.7	0.0	0.0	2,812.7	41.2	0.0	1,349.4	1,422.1	927.0
00305	1917	20.6	0.0	9.8	18.7	0.0	0.0	1,957.6	0.0	0.0	1,957.6	28.7	0.0	1,080.6	848.3	563.6
02369	2624	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00309	3318	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00321	B-2	43.3	0.0	22.1	38.3	0.0	0.0	3,997.0	0.0	0.0	3,997.0	58.6	0.0	877.5	3,060.9	1,934.9
01130	FIXED EXP DIAT PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,464.3	-2,464.3	-2,012.5
02372	OD PDP ABANDONMENT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,400.0	0.0	-1,400.0	-304.8
TOTAL - PDP RESERVES		650.4	0.0	326.3	591.5	0.0	0.0	61,770.2	0.0	0.0	61,770.2	904.9	1,400.0	30,730.0	28,735.2	18,798.9

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

SUMMARY PROJECTION OF RESERVES AND REVENUE
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PROVED UNDEVELOPED RESERVES

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	0.0	0.0	0.0	0.0	0.0	0.0	0.000	0.000	0.000	0.0	0.0	0.0	0.0
12-31-2014	0.0	0.0	0.0	0.0	0.0	0.0	0.000	0.000	0.000	0.0	0.0	0.0	0.0
12-31-2015	360.6	0.0	183.9	328.6	0.0	0.0	104.434	0.000	0.000	34,315.1	0.0	0.0	34,315.1
12-31-2016	643.8	0.0	328.3	586.7	0.0	0.0	104.434	0.000	0.000	61,271.8	0.0	0.0	61,271.8
12-31-2017	610.1	0.0	311.1	553.5	0.0	0.0	104.434	0.000	0.000	57,803.4	0.0	0.0	57,803.4

12-31-2018	579.6	0.0	295.6	501.8	0.0	0.0	104.434	0.000	0.000	52,406.9	0.0	0.0	52,406.9
12-31-2019	550.6	0.0	280.8	476.7	0.0	0.0	104.434	0.000	0.000	49,788.3	0.0	0.0	49,788.3
12-31-2020	524.5	0.0	267.5	454.1	0.0	0.0	104.434	0.000	0.000	47,426.8	0.0	0.0	47,426.8
12-31-2021	496.9	0.0	253.4	430.2	0.0	0.0	104.434	0.000	0.000	44,930.8	0.0	0.0	44,930.8
12-31-2022	472.1	0.0	240.8	408.7	0.0	0.0	104.434	0.000	0.000	42,685.7	0.0	0.0	42,685.7

12-31-2023	448.5	0.0	228.7	388.3	0.0	0.0	104.434	0.000	0.000	40,552.9	0.0	0.0	40,552.9
12-31-2024	427.2	0.0	217.9	369.9	0.0	0.0	104.434	0.000	0.000	38,629.4	0.0	0.0	38,629.4
12-31-2025	404.7	0.0	206.4	350.4	0.0	0.0	104.434	0.000	0.000	36,596.4	0.0	0.0	36,596.4
12-31-2026	384.5	0.0	196.1	332.9	0.0	0.0	104.434	0.000	0.000	34,767.8	0.0	0.0	34,767.8
12-31-2027	365.3	0.0	186.3	316.3	0.0	0.0	104.434	0.000	0.000	33,030.6	0.0	0.0	33,030.6

SUBTOTAL	6,268.3	0.0	3,196.8	5,498.3	0.0	0.0	104.434	0.000	0.000	574,206.0	0.0	0.0	574,206.0
REMAINING	733.4	0.0	374.0	635.0	0.0	0.0	104.434	0.000	0.000	66,320.5	0.0	0.0	66,320.5
TOTAL	7,001.7	0.0	3,570.9	6,133.3	0.0	0.0	104.434	0.000	0.000	640,526.5	0.0	0.0	640,526.5
CUM PROD	0.0	0.0	0.0
ULTIMATE	7,001.7	0.0	3,570.9

			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
PERIOD ENDING M-D-Y	NUMBER OF ACTIVE		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	0	0.0	0.0	0.0	3,766.1	0.0	-3,766.1	-3,766.1	-3,510.3	-3,510.3	8	148,419.9
12-31-2014	0	0.0	0.0	0.0	68,539.9	0.0	-68,539.9	-72,305.9	-58,950.0	-62,460.3	12	98,757.2
12-31-2015	110	100.2	46.2	456.5	35,297.5	10,127.2	-11,612.3	-83,918.3	-10,089.1	-72,549.4	15	72,249.5
12-31-2016	110	100.2	82.5	815.1	0.0	15,521.5	44,852.7	-39,065.6	32,148.7	-40,400.7	20	41,302.9
12-31-2017	110	99.8	77.8	769.0	0.0	14,132.0	42,824.6	3,759.0	27,914.6	-12,486.1	25	21,056.6

12-31-2018	110	95.2	70.6	697.2	0.0	13,115.9	38,523.3	42,282.3	22,825.9	10,339.8	30	7,459.0
12-31-2019	110	95.2	67.0	662.4	0.0	12,746.8	36,312.1	78,594.3	19,561.0	29,900.8	35	-1,857.6
12-31-2020	110	95.2	63.9	630.9	0.0	12,416.4	34,315.6	112,909.9	16,804.1	46,704.9	40	-8,331.8
12-31-2021	110	95.2	60.5	597.7	0.0	12,055.6	32,217.0	145,126.9	14,341.2	61,046.1	45	-12,868.4
12-31-2022	110	95.2	57.5	567.9	0.0	11,732.8	30,327.5	175,454.5	12,273.7	73,319.7	50	-16,054.6

12-31-2023	110	95.2	54.6	539.5	0.0	11,424.2	28,534.6	203,989.1	10,498.9	83,818.7
12-31-2024	110	95.2	52.0	513.9	0.0	11,147.9	26,915.6	230,904.7	9,002.5	92,821.1
12-31-2025	110	95.2	49.3	486.9	0.0	10,845.7	25,214.6	256,119.2	7,666.3	100,487.4
12-31-2026	110	95.2	46.8	462.5	0.0	10,575.5	23,683.0	279,802.2	6,546.5	107,033.9
12-31-2027	110	95.2	44.5	439.4	0.0	10,316.9	22,229.8	302,032.0	5,586.5	112,620.4

SUBTOTAL			773.2	7,639.0	107,603.4	156,158.4	302,032.0	302,032.0	112,620.4	112,620.4
REMAINING			89.3	882.3	5,250.0	21,937.7	38,161.2	340,193.2	8,515.9	121,136.4
TOTAL OF 17.6 YRS			862.5	8,521.3	112,853.4	178,096.0	340,193.2	340,193.2	121,136.4	121,136.4

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
ID	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED UNDEVELOPED RESERVES
00323	110 WELL 001	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00324	110 WELL 002	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00325	110 WELL 003	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00326	110 WELL 004	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00327	110 WELL 005	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00328	110 WELL 006	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00329	110 WELL 007	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00330	110 WELL 008	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00331	110 WELL 009	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00332	110 WELL 010	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00333	110 WELL 011	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00334	110 WELL 012	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00335	110 WELL013	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00336	110 WELL 014	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00337	110 WELL 015	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00338	110 WELL 016	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00339	110 WELL 017	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00340	110 WELL 018	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00341	110 WELL 019	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00342	110 WELL 020	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00343	110 WELL 021	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00344	110 WELL 022	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00345	110 WELL 023	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00346	110 WELL 024	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00347	110 WELL 025	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00348	110 WELL 026	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00349	110 WELL 027	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00350	110 WELL 028	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00351	110 WELL 029	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00352	110 WELL 030	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00353	110 WELL 031	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00354	110 WELL 032	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00355	110 WELL 033	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00356	110 WELL 034	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00357	110 WELL 035	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00358	110 WELL 036	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00359	110 WELL 037	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00360	110 WELL 038	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL	NET CAP	OPERATING	NET	CUM P.W.
PHDWIN ID	LEASE NAME	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$	TAXES M$	COST M$	EXPENSE M$	REVENUE M$	10% M$
PROVED UNDEVELOPED RESERVES
00323	110 WELL 001	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.6	3,797.2	1,639.5
00324	110 WELL 002	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.6	3,797.2	1,639.5
00325	110 WELL 003	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.6	3,797.2	1,639.5
00326	110 WELL 004	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,638.8
00327	110 WELL 005	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,638.8
00328	110 WELL 006	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,638.8
00329	110 WELL 007	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,638.8
00330	110 WELL 008	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,638.8
00331	110 WELL 009	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,641.7
00332	110 WELL 010	63.7	0.0	32.5	55.8	0.0	0.0	5,827.4	0.0	0.0	5,827.4	85.4	423.1	1,521.7	3,797.2	1,642.9
00333	110 WELL 011	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,641.7
00334	110 WELL 012	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,641.7
00335	110 WELL 013	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,641.7
00336	110 WELL 014	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,641.7
00337	110 WELL 015	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,641.7
00338	110 WELL 016	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,641.7
00339	110 WELL 017	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,641.7
00340	110 WELL 018	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,650.3
00341	110 WELL 019	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,650.3
00342	110 WELL 020	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,650.3
00343	110 WELL 021	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,650.3
00344	110 WELL 022	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,650.3
00345	110 WELL 023	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,650.3
00346	110 WELL 024	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,651.0
00347	110 WELL 025	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,651.0
00348	110 WELL 026	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,651.0
00349	110 WELL 027	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,653.8
00350	110 WELL 028	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,653.8
00351	110 WELL 029	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,653.8
00352	110 WELL 030	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,653.8
00353	110 WELL 031	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,653.8
00354	110 WELL 032	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,653.8
00355	110 WELL 033	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,653.8
00356	110 WELL 034	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,653.8
00357	110 WELL 035	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,653.8
00358	110 WELL 036	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,656.6
00359	110 WELL 037	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,656.6
00360	110 WELL 038	63.7	0.0	32.5	55.8	0.0	0.0	5,827.5	0.0	0.0	5,827.5	85.4	423.1	1,521.7	3,797.2	1,657.5

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA
PROVED UNDEVELOPED RESERVES

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN ID		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED UNDEVELOPED RESERVES (CONTINUED)
00361	110 WELL 039	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00362	110 WELL 040	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00363	110 WELL 041	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00364	110 WELL 042	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00365	110 WELL 043	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00366	110 WELL 044	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00367	110 WELL 045	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00368	110 WELL 046	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00369	110 WELL 047	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00370	110 WELL 048	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00371	110 WELL 049	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00372	110 WELL 050	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00373	110 WELL 051	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00374	110 WELL 052	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00375	110 WELL 053	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00376	110 WELL 054	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00377	110 WELL 055	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00378	110 WELL 056	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00379	110 WELL 057	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00380	110 WELL 058	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00381	110 WELL 059	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00382	110 WELL 060	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00383	110 WELL 061	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00384	110 WELL 062	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00385	110 WELL 063	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00386	110 WELL 064	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00387	110 WELL 065	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00388	110 WELL 066	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00389	110 WELL 067	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00390	110 WELL 068	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00391	110 WELL 069	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00392	110 WELL 070	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00393	110 WELL 071	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00394	110 WELL 072	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00395	110 WELL 073	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00396	110 WELL 074	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00397	110 WELL 075	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00398	110 WELL 076	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL	NET CAP	OPERATING	NET	CUM P.W.
PHDWIN ID	LEASE NAME	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$	TAXES M$	COST M$	EXPENSE M$	REVENUE M$	10% M$
PROVED UNDEVELOPED RESERVES (CONTINUED)
00361	110 WELL 039	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,655.9
00362	110 WELL 040	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,655.9
00363	110 WELL 041	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,655.9
00364	110 WELL 042	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,655.9
00365	110 WELL 043	63.7	0.0	32.5	55.8	0.0	0.0	5,827.3	0.0	0.0	5,827.3	85.4	423.1	1,521.8	3,796.9	1,655.9
00366	110 WELL 044	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,656.6
00367	110 WELL 045	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,659.4
00368	110 WELL 046	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,659.4
00369	110 WELL 047	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,659.4
00370	110 WELL 048	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,659.4
00371	110 WELL 049	63.7	0.0	32.5	55.8	0.0	0.0	5,827.8	0.0	0.0	5,827.8	85.4	423.1	1,522.0	3,797.3	1,659.4
00372	110 WELL 050	63.7	0.0	32.5	55.8	0.0	0.0	5,827.5	0.0	0.0	5,827.5	85.4	423.1	1,521.7	3,797.2	1,660.3
00373	110 WELL 051	63.7	0.0	32.5	55.8	0.0	0.0	5,827.5	0.0	0.0	5,827.5	85.4	423.1	1,521.7	3,797.2	1,660.3
00374	110 WELL 052	63.7	0.0	32.5	55.8	0.0	0.0	5,827.5	0.0	0.0	5,827.5	85.4	423.1	1,521.7	3,797.2	1,660.3
00375	110 WELL 053	63.7	0.0	32.5	55.8	0.0	0.0	5,828.3	0.0	0.0	5,828.3	85.4	423.1	1,521.9	3,797.8	1,660.9
00376	110 WELL 054	63.7	0.0	32.5	55.8	0.0	0.0	5,825.1	0.0	0.0	5,825.1	85.3	423.1	1,521.4	3,795.2	1,644.2
00377	110 WELL 055	63.7	0.0	32.5	55.8	0.0	0.0	5,825.1	0.0	0.0	5,825.1	85.3	423.1	1,521.4	3,795.2	1,644.2
00378	110 WELL 056	63.7	0.0	32.5	55.8	0.0	0.0	5,825.1	0.0	0.0	5,825.1	85.3	423.1	1,521.4	3,795.2	1,644.2
00379	110 WELL 057	63.7	0.0	32.5	55.8	0.0	0.0	5,826.0	0.0	0.0	5,826.0	85.4	423.1	1,521.5	3,796.0	1,645.9
00380	110 WELL 058	63.7	0.0	32.5	55.8	0.0	0.0	5,826.0	0.0	0.0	5,826.0	85.4	423.1	1,521.5	3,796.0	1,645.9
00381	110 WELL 059	63.7	0.0	32.5	55.8	0.0	0.0	5,826.0	0.0	0.0	5,826.0	85.4	423.1	1,521.5	3,796.0	1,645.9
00382	110 WELL 060	63.7	0.0	32.5	55.8	0.0	0.0	5,826.0	0.0	0.0	5,826.0	85.4	423.1	1,521.5	3,796.0	1,645.9
00383	110 WELL 061	63.7	0.0	32.5	55.8	0.0	0.0	5,826.0	0.0	0.0	5,826.0	85.4	423.1	1,521.5	3,796.0	1,645.9
00384	110 WELL 062	63.7	0.0	32.5	55.8	0.0	0.0	5,825.1	0.0	0.0	5,825.1	85.3	423.1	1,521.4	3,795.2	1,644.2
00385	110 WELL 063	63.7	0.0	32.5	55.8	0.0	0.0	5,823.1	0.0	0.0	5,823.1	85.3	423.1	1,520.7	3,793.9	1,631.5
00386	110 WELL 064	63.7	0.0	32.5	55.8	0.0	0.0	5,823.1	0.0	0.0	5,823.1	85.3	423.1	1,520.7	3,793.9	1,631.5
00387	110 WELL 065	63.7	0.0	32.5	55.8	0.0	0.0	5,823.1	0.0	0.0	5,823.1	85.3	423.1	1,520.7	3,793.9	1,631.5
00388	110 WELL 066	63.7	0.0	32.5	55.8	0.0	0.0	5,823.1	0.0	0.0	5,823.1	85.3	423.1	1,520.7	3,793.9	1,631.5
00389	110 WELL 067	63.7	0.0	32.5	55.8	0.0	0.0	5,823.1	0.0	0.0	5,823.1	85.3	423.1	1,520.7	3,793.9	1,631.5
00390	110 WELL 068	63.7	0.0	32.5	55.8	0.0	0.0	5,823.1	0.0	0.0	5,823.1	85.3	423.1	1,520.7	3,793.9	1,631.5
00391	110 WELL 069	63.7	0.0	32.5	55.8	0.0	0.0	5,823.1	0.0	0.0	5,823.1	85.3	423.1	1,520.7	3,793.9	1,631.5
00392	110 WELL 070	63.7	0.0	32.5	55.8	0.0	0.0	5,823.1	0.0	0.0	5,823.1	85.3	423.1	1,520.7	3,793.9	1,631.5
00393	110 WELL 071	63.7	0.0	32.5	55.7	0.0	0.0	5,820.9	0.0	0.0	5,820.9	85.3	423.1	1,520.3	3,792.2	1,617.2
00394	110 WELL 072	63.7	0.0	32.5	55.7	0.0	0.0	5,820.9	0.0	0.0	5,820.9	85.3	423.1	1,520.3	3,792.2	1,617.2
00395	110 WELL 073	63.7	0.0	32.5	55.7	0.0	0.0	5,820.9	0.0	0.0	5,820.9	85.3	423.1	1,520.3	3,792.2	1,617.2
00396	110 WELL 074	63.7	0.0	32.5	55.7	0.0	0.0	5,820.9	0.0	0.0	5,820.9	85.3	423.1	1,520.3	3,792.2	1,617.2
00397	110 WELL 075	63.7	0.0	32.5	55.7	0.0	0.0	5,820.9	0.0	0.0	5,820.9	85.3	423.1	1,520.3	3,792.2	1,617.2
00398	110 WELL 076	63.7	0.0	32.5	55.7	0.0	0.0	5,820.9	0.0	0.0	5,820.9	85.3	423.1	1,520.3	3,792.2	1,617.2

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
ID	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED UNDEVELOPED RESERVES (CONTINUED)
00399	110 WELL 077	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00400	110 WELL 078	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00401	110 WELL 079	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00402	110 WELL 080	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00403	110 WELL 081	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00404	110 WELL 082	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00405	110 WELL 083	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00406	110 WELL 084	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00407	110 WELL 085	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00408	110 WELL 086	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00409	110 WELL 087	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00410	110 WELL 088	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00411	110 WELL 089	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00412	110 WELL 090	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00413	110 WELL 091	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00414	110 WELL 092	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00415	110 WELL 093	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00416	110 WELL 094	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00417	110 WELL 095	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00418	110 WELL 096	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00419	110 WELL 097	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00420	110 WELL 098	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00421	110 WELL 099	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00422	110 WELL 100	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00423	110 WELL 101	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00424	110 WELL 102	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00425	110 WELL 103	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00426	110 WELL 104	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00427	110 WELL 105	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00428	110 WELL 106	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00429	110 WELL 107	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00430	110 WELL 108	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00431	110 WELL 109	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00432	110 WELL 110	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.434	104.434	0.000	0.000	0.000	0.000	2.9	4.9	17.6
01131	CAPEX 110 PROJECT	0	0	0.0	0.0	100.000	100.000	91.129	91.129	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	2.5
02393	CAPEX PIPELINE AND ROAD	0	0	0.0	0.0	100.000	100.000	91.129	91.129	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	1.7
02406	FIXED EXP DIAT PUD	0	0	0.0	0.0	100.000	95.455	91.129	86.584	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	17.6
02373	110 ABANDONMENT	0	0	0.0	0.0	100.000	100.000	91.129	91.129	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	0.0

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL	NET CAP	OPERATING	NET	CUM P.W.
PHDWIN		OIL/CND	NGL	GAS	OIL/CND	NGL	GAS	OIL/CND	NGL	GAS	TOTAL	TAXES	COST	EXPENSE	REVENUE	10%
ID	LEASE NAME	MBBL	MBBL	MMCF	MBBL	MBBL	MMCF	M$	M$	M$	M$	M$	M$	M$	M$	M$
PROVED UNDEVELOPED RESERVES (CONTINUED)
00399	110 WELL 077	63.7	0.0	32.5	55.7	0.0	0.0	5,820.9	0.0	0.0	5,820.9	85.3	423.1	1,520.3	3,792.2	1,617.2
00400	110 WELL 078	63.7	0.0	32.5	55.7	0.0	0.0	5,820.9	0.0	0.0	5,820.9	85.3	423.1	1,520.3	3,792.2	1,617.2
00401	110 WELL 079	63.7	0.0	32.5	55.7	0.0	0.0	5,818.8	0.0	0.0	5,818.8	85.2	423.1	1,519.8	3,790.6	1,603.6
00402	110 WELL 080	63.7	0.0	32.5	55.7	0.0	0.0	5,818.8	0.0	0.0	5,818.8	85.2	423.1	1,519.8	3,790.6	1,603.6
00403	110 WELL 081	63.7	0.0	32.5	55.7	0.0	0.0	5,818.8	0.0	0.0	5,818.8	85.2	423.1	1,519.8	3,790.6	1,603.6
00404	110 WELL 082	63.7	0.0	32.5	55.7	0.0	0.0	5,818.8	0.0	0.0	5,818.8	85.2	423.1	1,519.8	3,790.6	1,603.6
00405	110 WELL 083	63.7	0.0	32.5	55.7	0.0	0.0	5,818.8	0.0	0.0	5,818.8	85.2	423.1	1,519.8	3,790.6	1,603.6
00406	110 WELL 084	63.7	0.0	32.5	55.7	0.0	0.0	5,818.8	0.0	0.0	5,818.8	85.2	423.1	1,519.8	3,790.6	1,603.6
00407	110 WELL 085	63.7	0.0	32.5	55.7	0.0	0.0	5,818.8	0.0	0.0	5,818.8	85.2	423.1	1,519.8	3,790.6	1,603.6
00408	110 WELL 086	63.7	0.0	32.5	55.7	0.0	0.0	5,818.8	0.0	0.0	5,818.8	85.2	423.1	1,519.8	3,790.6	1,603.6
00409	110 WELL 087	63.7	0.0	32.5	55.7	0.0	0.0	5,816.6	0.0	0.0	5,816.6	85.2	423.1	1,519.3	3,788.9	1,589.6
00410	110 WELL 088	63.7	0.0	32.5	55.7	0.0	0.0	5,816.6	0.0	0.0	5,816.6	85.2	423.1	1,519.3	3,788.9	1,589.6
00411	110 WELL 089	63.7	0.0	32.5	55.7	0.0	0.0	5,816.6	0.0	0.0	5,816.6	85.2	423.1	1,519.3	3,788.9	1,589.6
00412	110 WELL 090	63.7	0.0	32.5	55.7	0.0	0.0	5,816.6	0.0	0.0	5,816.6	85.2	423.1	1,519.3	3,788.9	1,589.6
00413	110 WELL 091	63.7	0.0	32.5	55.7	0.0	0.0	5,816.6	0.0	0.0	5,816.6	85.2	423.1	1,519.3	3,788.9	1,589.6
00414	110 WELL 092	63.7	0.0	32.5	55.7	0.0	0.0	5,816.6	0.0	0.0	5,816.6	85.2	423.1	1,519.3	3,788.9	1,589.6
00415	110 WELL 093	63.7	0.0	32.5	55.7	0.0	0.0	5,816.6	0.0	0.0	5,816.6	85.2	423.1	1,519.3	3,788.9	1,589.6
00416	110 WELL 094	63.7	0.0	32.5	55.7	0.0	0.0	5,816.6	0.0	0.0	5,816.6	85.2	423.1	1,519.3	3,788.9	1,589.6
00417	110 WELL 095	63.7	0.0	32.5	55.7	0.0	0.0	5,814.4	0.0	0.0	5,814.4	85.2	423.1	1,518.8	3,787.3	1,576.2
00418	110 WELL 096	63.7	0.0	32.5	55.7	0.0	0.0	5,814.4	0.0	0.0	5,814.4	85.2	423.1	1,518.8	3,787.3	1,576.2
00419	110 WELL 097	63.7	0.0	32.5	55.7	0.0	0.0	5,814.4	0.0	0.0	5,814.4	85.2	423.1	1,518.8	3,787.3	1,576.2
00420	110 WELL 098	63.7	0.0	32.5	55.7	0.0	0.0	5,814.4	0.0	0.0	5,814.4	85.2	423.1	1,518.8	3,787.3	1,576.2
00421	110 WELL 099	63.7	0.0	32.5	55.7	0.0	0.0	5,814.4	0.0	0.0	5,814.4	85.2	423.1	1,518.8	3,787.3	1,576.2
00422	110 WELL 100	63.7	0.0	32.5	55.7	0.0	0.0	5,814.4	0.0	0.0	5,814.4	85.2	423.1	1,518.8	3,787.3	1,576.2
00423	110 WELL 101	63.7	0.0	32.5	55.7	0.0	0.0	5,814.4	0.0	0.0	5,814.4	85.2	423.1	1,518.8	3,787.3	1,576.2
00424	110 WELL 102	63.7	0.0	32.5	55.7	0.0	0.0	5,814.4	0.0	0.0	5,814.4	85.2	423.1	1,518.8	3,787.3	1,576.2
00425	110 WELL 103	63.6	0.0	32.5	55.6	0.0	0.0	5,810.8	0.0	0.0	5,810.8	85.1	423.1	1,517.8	3,784.7	1,562.2
00426	110 WELL 104	63.6	0.0	32.5	55.6	0.0	0.0	5,810.8	0.0	0.0	5,810.8	85.1	423.1	1,517.8	3,784.7	1,562.2
00427	110 WELL 105	63.6	0.0	32.5	55.6	0.0	0.0	5,810.8	0.0	0.0	5,810.8	85.1	423.1	1,517.8	3,784.7	1,562.2
00428	110 WELL 106	63.6	0.0	32.5	55.6	0.0	0.0	5,810.8	0.0	0.0	5,810.8	85.1	423.1	1,517.8	3,784.7	1,562.2
00429	110 WELL 107	63.6	0.0	32.5	55.6	0.0	0.0	5,810.8	0.0	0.0	5,810.8	85.1	423.1	1,517.8	3,784.7	1,562.2
00430	110 WELL 108	63.6	0.0	32.5	55.6	0.0	0.0	5,810.8	0.0	0.0	5,810.8	85.1	423.1	1,517.8	3,784.7	1,562.2
00431	110 WELL 109	63.6	0.0	32.5	55.6	0.0	0.0	5,810.8	0.0	0.0	5,810.8	85.1	423.1	1,517.8	3,784.7	1,562.2
00432	110 WELL 110	63.6	0.0	32.5	55.6	0.0	0.0	5,810.8	0.0	0.0	5,810.8	85.1	423.1	1,517.8	3,784.7	1,562.2
01131	CAPEX 110 PROJECT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	48,136.5	0.0	-48,136.5	-40,893.5
02393	CAPEX PIPELINE AND ROAD	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,921.2	0.0	-12,921.2	-11,516.3
02406	FIXED EXP DIAT PUD	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	10,809.7	-10,809.7	-4,482.9
02373	110 ABANDONMENT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,250.0	0.0	-5,250.0	-893.6

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
ID	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
TOTAL - PUD RESERVES				7,001.7	3,570.9

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL	NET CAP	OPERATING	NET	CUM P.W.
PHDWIN		OIL/CND	NGL	GAS	OIL/CND	NGL	GAS	OIL/CND	NGL	GAS	TOTAL	TAXES	COST	EXPENSE	REVENUE	10%
ID	LEASE NAME	MBBL	MBBL	MMCF	MBBL	MBBL	MMCF	M$	M$	M$	M$	M$	M$	M$	M$	M$
TOTAL - PUD RESERVES		7,001.7	0.0	3,570.9	6,133.3	0.0	0.0	640,526.5	0.0	0.0	640,526.5	9,383.8	112,853.4	178,096.0	340,193.2	121,136.4

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

MONTEREY RESERVOIR

ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

SUMMARY PROJECTION OF RESERVES AND REVENUE
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE MONTEREY RESERVOIR
	TOTAL PROVED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	71.3	0.0	193.9	62.0	0.0	93.7	103.747	0.000	1.958	6,430.3	0.0	183.5	6,613.8
12-31-2014	90.5	0.0	242.2	78.9	0.0	70.1	103.747	0.000	1.958	8,187.3	0.0	137.3	8,324.6
12-31-2015	137.4	0.0	382.5	120.4	0.0	0.0	103.747	0.000	0.000	12,494.0	0.0	0.0	12,494.0
12-31-2016	117.9	0.0	328.8	103.2	0.0	0.0	103.747	0.000	0.000	10,704.3	0.0	0.0	10,704.3
12-31-2017	102.1	0.0	284.8	89.3	0.0	0.0	103.747	0.000	0.000	9,267.0	0.0	0.0	9,267.0

12-31-2018	91.3	0.0	254.1	79.7	0.0	0.0	103.747	0.000	0.000	8,272.5	0.0	0.0	8,272.5
12-31-2019	83.1	0.0	231.0	72.6	0.0	0.0	103.747	0.000	0.000	7,527.4	0.0	0.0	7,527.4
12-31-2020	76.8	0.0	211.9	67.0	0.0	0.0	103.747	0.000	0.000	6,953.3	0.0	0.0	6,953.3
12-31-2021	71.4	0.0	196.0	62.2	0.0	0.0	103.747	0.000	0.000	6,457.1	0.0	0.0	6,457.1
12-31-2022	66.7	0.0	183.0	58.1	0.0	0.0	103.747	0.000	0.000	6,028.6	0.0	0.0	6,028.6

12-31-2023	62.9	0.0	172.5	54.8	0.0	0.0	103.747	0.000	0.000	5,682.4	0.0	0.0	5,682.4
12-31-2024	59.7	0.0	163.3	52.0	0.0	0.0	103.747	0.000	0.000	5,399.7	0.0	0.0	5,399.7
12-31-2025	56.7	0.0	154.2	49.4	0.0	0.0	103.747	0.000	0.000	5,121.1	0.0	0.0	5,121.1
12-31-2026	54.0	0.0	147.2	47.0	0.0	0.0	103.747	0.000	0.000	4,881.3	0.0	0.0	4,881.3
12-31-2027	51.7	0.0	138.5	45.0	0.0	0.0	103.747	0.000	0.000	4,667.2	0.0	0.0	4,667.2

SUBTOTAL	1,193.3	0.0	3,283.9	1,041.7	0.0	163.8	103.747	0.000	1.958	108,073.5	0.0	320.8	108,394.3
REMAINING	992.7	0.0	2,561.8	863.4	0.0	0.0	103.747	0.000	0.000	89,575.1	0.0	0.0	89,575.1
TOTAL	2,186.0	0.0	5,845.7	1,905.1	0.0	163.8	103.747	0.000	1.958	197,648.6	0.0	320.8	197,969.4
CUM PROD	15,556.3	0.0	6,951.6
ULTIMATE	17,742.3	0.0	12,797.3

			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
									DISCOUNTED		PRESENT WORTH
PERIOD ENDING M-D-Y	NUMBER OF		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		AT 10%		PROFILE
	ACTIVE COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	43	46.8	10.0	88.0	428.0	2,491.1	3,596.8	3,596.8	3,423.6	3,423.6	8	35,933.0
12-31-2014	45	45.1	12.1	110.7	11,930.0	2,949.7	-6,678.0	-3,081.2	-5,648.0	-2,224.4	12	26,569.8
12-31-2015	49	42.9	16.9	166.2	2,115.0	4,075.6	6,120.2	3,039.1	4,754.6	2,530.2	15	21,899.6
12-31-2016	49	42.9	14.5	142.4	0.0	3,619.7	6,927.7	9,966.8	4,971.6	7,501.8	20	16,614.1
12-31-2017	49	42.9	12.6	123.3	0.0	3,250.0	5,881.1	15,847.9	3,835.5	11,337.2	25	13,144.4

12-31-2018	49	42.8	11.2	110.1	0.0	2,993.2	5,158.0	21,005.9	3,057.7	14,394.9	30	10,724.3
12-31-2019	49	42.8	10.2	100.1	0.0	2,799.7	4,617.4	25,623.3	2,488.2	16,883.1	35	8,961.7
12-31-2020	49	42.8	9.4	92.5	0.0	2,643.2	4,208.1	29,831.5	2,061.2	18,944.2	40	7,635.9
12-31-2021	48	41.9	8.8	85.9	0.0	2,509.3	3,853.2	33,684.6	1,715.5	20,659.7	45	6,613.4
12-31-2022	48	41.8	8.2	80.2	0.0	2,380.3	3,559.9	37,244.5	1,440.9	22,100.6	50	5,808.9

12-31-2023	46	40.1	7.7	75.6	0.0	2,283.6	3,315.6	40,560.1	1,220.0	23,320.5
12-31-2024	46	40.1	7.3	71.8	0.0	2,203.7	3,116.9	43,677.0	1,042.5	24,363.0
12-31-2025	45	39.2	6.9	68.1	0.0	2,123.5	2,922.5	46,599.5	888.5	25,251.6
12-31-2026	45	39.2	6.6	64.9	0.0	2,051.1	2,758.6	49,358.1	762.5	26,014.0
12-31-2027	44	38.3	6.3	62.1	0.0	1,989.6	2,609.2	51,967.3	655.7	26,669.7

SUBTOTAL			148.8	1,442.0	14,473.0	40,363.3	51,967.3	51,967.3	26,669.7	26,669.7
REMAINING			121.4	1,191.7	15,540.9	46,631.8	26,089.3	78,056.6	4,009.1	30,678.8
TOTAL OF 50.0 YRS			270.2	2,633.6	30,013.9	86,995.1	78,056.6	78,056.6	30,678.8	30,678.8

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

SUMMARY PROJECTION OF RESERVES AND REVENUE
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL BBL	NGL BBL	GAS MCF	OIL BBL	NGL BBL	GAS MCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	68.4	0.0	181.4	59.4	0.0	93.7	103.747	0.000	1.958	6,166.9	0.0	183.5	6,350.5
12-31-2014	64.9	0.0	173.3	56.4	0.0	70.1	103.747	0.000	1.958	5,851.6	0.0	137.3	5,988.8
12-31-2015	62.0	0.0	166.2	53.9	0.0	0.0	103.747	0.000	0.000	5,592.0	0.0	0.0	5,592.0
12-31-2016	59.5	0.0	160.1	51.8	0.0	0.0	103.747	0.000	0.000	5,373.1	0.0	0.0	5,373.1
12-31-2017	56.9	0.0	153.6	49.5	0.0	0.0	103.747	0.000	0.000	5,134.3	0.0	0.0	5,134.3

12-31-2018	54.8	0.0	148.1	47.7	0.0	0.0	103.747	0.000	0.000	4,947.5	0.0	0.0	4,947.5
12-31-2019	52.8	0.0	142.8	46.0	0.0	0.0	103.747	0.000	0.000	4,773.9	0.0	0.0	4,773.9
12-31-2020	51.1	0.0	136.1	44.5	0.0	0.0	103.747	0.000	0.000	4,614.6	0.0	0.0	4,614.6
12-31-2021	49.2	0.0	130.4	42.8	0.0	0.0	103.747	0.000	0.000	4,444.9	0.0	0.0	4,444.9
12-31-2022	47.2	0.0	125.4	41.1	0.0	0.0	103.747	0.000	0.000	4,265.9	0.0	0.0	4,265.9

12-31-2023	45.6	0.0	121.2	39.7	0.0	0.0	103.747	0.000	0.000	4,118.9	0.0	0.0	4,118.9
12-31-2024	44.2	0.0	117.1	38.5	0.0	0.0	103.747	0.000	0.000	3,994.7	0.0	0.0	3,994.7
12-31-2025	42.6	0.0	112.5	37.1	0.0	0.0	103.747	0.000	0.000	3,854.1	0.0	0.0	3,854.1
12-31-2026	41.3	0.0	109.1	36.0	0.0	0.0	103.747	0.000	0.000	3,734.9	0.0	0.0	3,734.9
12-31-2027	39.9	0.0	103.5	34.8	0.0	0.0	103.747	0.000	0.000	3,608.5	0.0	0.0	3,608.5

SUBTOTAL	780.2	0.0	2,080.8	679.3	0.0	163.8	103.747	0.000	1.958	70,475.8	0.0	320.8	70,796.6
REMAINING	833.5	0.0	2,056.7	727.3	0.0	0.0	103.747	0.000	0.000	75,451.9	0.0	0.0	75,451.9
TOTAL	1,613.8	0.0	4,137.5	1,406.6	0.0	163.8	103.747	0.000	1.958	145,927.8	0.0	320.8	146,248.6
CUM PROD	15,556.3	0.0	6,951.6
ULTIMATE	17,170.1	0.0	11,089.2

			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
									DISCOUNTED		PRESENT WORTH
PERIOD ENDING M-D-Y	NUMBER OF		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		AT 10%		PROFILE
	ACTIVE COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	43	47.2	9.7	84.5	0.0	2,423.7	3,832.6	3,832.6	3,657.3	3,657.3	8	30,579.7
12-31-2014	43	45.1	8.9	79.7	0.0	2,319.9	3,580.4	7,413.0	3,107.5	6,764.7	12	23,828.1
12-31-2015	43	37.4	7.6	74.4	0.0	2,130.2	3,379.8	10,792.8	2,665.0	9,429.8	15	20,479.9
12-31-2016	43	37.4	7.3	71.5	0.0	2,070.4	3,223.9	14,016.7	2,311.3	11,741.1	20	16,692.4
12-31-2017	42	36.5	7.0	68.3	0.0	2,011.3	3,047.8	17,064.5	1,986.2	13,727.3	25	14,182.6

12-31-2018	42	36.6	6.7	65.8	0.0	1,971.8	2,903.2	19,967.7	1,720.0	15,447.3	30	12,397.7
12-31-2019	42	36.6	6.5	63.5	0.0	1,934.1	2,769.9	22,737.6	1,491.9	16,939.2	35	11,062.0
12-31-2020	42	36.6	6.3	61.4	0.0	1,892.0	2,654.9	25,392.5	1,299.9	18,239.2	40	10,023.8
12-31-2021	41	35.7	6.0	59.1	0.0	1,848.8	2,530.9	27,923.3	1,126.4	19,365.6	45	9,192.9
12-31-2022	41	35.7	5.8	56.8	0.0	1,789.9	2,413.4	30,336.8	976.6	20,342.2	50	8,512.4

12-31-2023	39	34.0	5.6	54.8	0.0	1,749.7	2,308.9	32,645.6	849.4	21,191.6
12-31-2024	39	34.0	5.4	53.1	0.0	1,715.3	2,220.8	34,866.5	742.7	21,934.3
12-31-2025	38	33.1	5.2	51.3	0.0	1,674.9	2,122.7	36,989.2	645.3	22,579.5
12-31-2026	38	33.1	5.1	49.7	0.0	1,643.4	2,036.8	39,026.0	562.9	23,142.4
12-31-2027	37	32.3	4.9	48.0	0.0	1,601.9	1,953.7	40,979.7	490.9	23,633.3

SUBTOTAL			97.8	941.8	0.0	28,777.3	40,979.7	40,979.7	23,633.3	23,633.3
REMAINING			102.3	1,003.8	14,940.9	40,588.7	18,816.3	59,796.0	3,151.6	26,784.9
TOTAL OF 50.0 YRS			200.1	1,945.6	14,940.9	69,366.0	59,796.0	59,796.0	26,784.9	26,784.9

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

BASIC DATA
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST	PROVED DEVELOPED PRODUCING RESERVES	SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN ID		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED DEVELOPED PRODUCING RESERVES
00165	2A-GTL SI	0	0	8.0	7.9	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00001	3 SI	0	0	134.1	180.8	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00002	4	1	0	176.9	168.8	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	1.9	1.6	9.3
00169	4A-GTL SI	0	0	10.3	14.0	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00003	5	1	0	52.8	113.3	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	1.4	1.2	18.8
00004	6	1	0	197.2	153.2	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	2.5	1.6	14.9
00170	6-GTL	1	0	113.3	263.4	95.455	95.455	77.356	77.356	103.747	103.747	0.000	0.000	0.000	0.000	7.7	2.8	50.0
00005	7 SI	0	0	117.4	108.1	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00006	11	1	0	131.5	92.3	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	1.6	1.2	24.0
00007	12 SI	0	0	82.1	79.8	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00008	14 SI	0	0	99.5	130.3	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00010	16-GTL	1	0	59.3	132.6	95.455	95.455	77.356	77.356	103.747	103.747	0.000	0.000	0.000	0.000	6.6	1.2	13.8
00011	18	1	0	157.4	197.7	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	2.7	1.6	24.7
00096	21	1	0	1,242.9	82.3	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	2.9	1.4	50.0
00097	22	1	0	130.9	181.4	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	3.1	1.6	42.2
00064	23 SI	0	0	5.3	5.3	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00099	24	1	0	300.9	176.8	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	4.6	2.2	50.0
00066	25 SI	0	0	764.0	8.4	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00012	26-GTL WTR	0	0	0.2	0.0	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00013	29 SI	0	0	623.8	45.5	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00014	30 SI	0	0	217.4	7.8	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00070	31-GTL SI	0	0	43.8	61.9	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00015	34 SI	0	0	770.3	262.1	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00071	36-GTL	1	0	66.0	534.9	95.455	95.455	77.356	77.356	103.747	103.747	0.000	0.000	0.000	0.000	3.0	1.2	38.6
00016	37	1	0	1,432.5	886.8	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	7.7	2.8	50.0
00166	37-GTL	1	0	30.7	131.7	95.455	95.455	77.356	77.356	103.747	103.747	0.000	0.000	0.000	0.000	1.7	1.2	21.7
00017	40	1	0	531.1	181.4	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	4.0	1.5	50.0
00018	43	1	0	538.0	252.9	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	1.8	1.2	40.6
00019	44	1	0	510.7	230.4	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	5.8	2.2	50.0
00292	45	1	0	451.0	220.9	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	3.8	1.5	50.0
00021	46	1	0	44.4	40.1	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	1.5	1.2	9.2
00167	46-GTL	1	0	17.6	73.8	95.455	95.455	77.356	77.356	103.747	103.747	0.000	0.000	0.000	0.000	2.1	1.2	11.5
00022	47	1	0	590.2	277.0	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	4.6	1.9	50.0
00168	47A-GTL SI	0	0	0.8	9.0	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00079	47X-GTL WTR	0	0	0.3	1.0	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00023	48	1	0	302.1	191.0	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	4.7	2.2	50.0
00024	49	1	0	853.9	511.4	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	10.9	4.5	50.0
00025	50	1	0	155.9	217.4	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	2.3	1.3	50.0

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST	PROVED DEVELOPED PRODUCING RESERVES	SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL TAXES M$	NET CAP COST M$	OPERATING EXPENSE M$	NET REVENUE M$	CUM P.W. 10% M$
PHDWIN ID	LEASE NAME	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$
PROVED DEVELOPED PRODUCING RESERVES
00165	2A-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00001	3 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00002	4	4.0	0.0	4.7	3.5	0.0	0.0	363.0	0.0	0.0	363.0	5.3	0.0	194.1	163.6	112.4
00169	4A-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00003	5	3.7	0.0	84.1	3.3	0.0	0.0	341.3	0.0	0.0	341.3	5.0	0.0	283.5	52.8	32.1
00004	6	8.1	0.0	22.1	7.2	0.0	0.0	745.9	0.0	0.0	745.9	10.9	0.0	357.0	378.0	226.8
00170	6-GTL	91.0	0.0	225.4	70.4	0.0	0.0	7,305.0	0.0	0.0	7,305.0	107.1	0.0	2,705.1	4,492.8	1,349.8
00005	7 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00006	11	5.9	0.0	13.4	5.2	0.0	0.0	538.4	0.0	0.0	538.4	7.9	0.0	390.0	140.5	78.3
00007	12 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00008	14 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00010	16-GTL	12.8	0.0	13.0	9.9	0.0	0.0	1,024.1	0.0	0.0	1,024.1	15.0	0.0	444.0	565.1	421.1
00011	18	14.5	0.0	63.9	12.8	0.0	0.0	1,326.5	0.0	0.0	1,326.5	19.4	0.0	617.8	689.2	323.0
00096	21	28.0	0.0	70.9	24.7	0.0	0.0	2,563.7	0.0	0.0	2,563.7	37.6	0.0	1,216.5	1,309.6	423.1
00097	22	27.6	0.0	65.0	24.4	0.0	0.0	2,529.9	0.0	0.0	2,529.9	37.1	0.0	1,129.6	1,363.2	463.9
00064	23 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00099	24	55.4	0.0	75.9	49.0	0.0	0.0	5,080.7	0.0	0.0	5,080.7	74.5	0.0	1,920.7	3,085.6	879.0
00066	25 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00012	26-GTL WTR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00013	29 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00014	30 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00070	31-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00015	34 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00071	36-GTL	18.6	0.0	80.6	14.4	0.0	0.0	1,493.5	0.0	0.0	1,493.5	21.9	0.0	823.4	648.2	299.1
00016	37	91.3	0.0	268.7	80.7	0.0	0.0	8,370.7	0.0	0.0	8,370.7	122.7	0.0	2,841.2	5,406.8	1,618.3
00166	37-GTL	6.1	0.0	26.1	4.7	0.0	0.0	490.3	0.0	0.0	490.3	7.2	0.0	356.2	126.9	71.4
00017	40	37.6	0.0	150.6	33.3	0.0	0.0	3,450.2	0.0	0.0	3,450.2	50.6	0.0	1,464.5	1,935.1	648.6
00018	43	10.9	0.0	66.3	9.7	0.0	0.0	1,002.0	0.0	0.0	1,002.0	14.7	0.0	685.5	301.9	126.8
00019	44	66.5	0.0	81.6	58.8	0.0	0.0	6,100.0	0.0	0.0	6,100.0	89.4	0.0	2,205.9	3,804.7	1,151.1
00292	45	35.9	0.0	34.6	31.7	0.0	0.0	3,287.2	0.0	0.0	3,287.2	48.2	0.0	1,418.9	1,820.1	613.1
00021	46	2.1	0.0	9.7	1.9	0.0	0.0	195.8	0.0	0.0	195.8	2.9	0.0	146.7	46.3	35.9
00167	46-GTL	3.9	0.0	35.5	3.0	0.0	0.0	315.4	0.0	0.0	315.4	4.6	0.0	206.2	104.6	77.6
00022	47	50.3	0.0	89.4	44.4	0.0	0.0	4,609.7	0.0	0.0	4,609.7	67.6	0.0	1,788.9	2,753.2	844.5
00168	47A-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00079	47X-GTL WTR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00023	48	56.3	0.0	40.8	49.8	0.0	0.0	5,163.9	0.0	0.0	5,163.9	75.7	0.0	1,944.0	3,144.2	895.1
00024	49	148.5	0.0	159.2	131.3	0.0	0.0	13,617.0	0.0	0.0	13,617.0	199.6	0.0	4,309.0	9,108.4	2,530.5
00025	50	19.8	0.0	59.2	17.5	0.0	0.0	1,818.6	0.0	0.0	1,818.6	26.7	0.0	1,008.0	784.0	270.3

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST	PROVED DEVELOPED PRODUCING RESERVES	SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PHDWIN ID		ACTIVE COMPLTNS		GROSS ULTIMATE		WORKING INTEREST		REVENUE INTEREST		OIL/CND $/BBL		NGL $/BBL		GAS $/MCF		GRS OPERATING EXPENSE M$/M		LIFE YRS
	LEASE NAME	OIL	GAS	OIL/CND MBBL	GAS MMCF	START	END	START	END	START	END	START	END	START	END	START	END
PROVED DEVELOPED PRODUCING RESERVES (CONTINUED)
00026	51	1	0	226.3	336.0	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	2.4	1.3	50.0
00027	52	1	0	366.4	181.0	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	2.3	1.2	42.2
00028	54 SI	0	0	657.3	238.8	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00029	55	1	0	161.1	35.3	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	1.5	1.2	18.9
00030	56 SI	0	0	935.1	142.9	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00031	57	1	0	158.5	390.4	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	8.0	2.0	50.0
00032	60 WTR	1	0	212.2	99.5	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	5.2	2.1	50.0
00033	61	1	0	436.5	222.8	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	15.8	4.1	50.0
00034	62	1	0	290.8	103.6	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	5.2	1.4	50.0
00103	63	1	0	131.4	111.7	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	4.6	1.7	50.0
00035	64	1	0	156.8	438.7	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	3.3	1.4	50.0
00036	66 SI	0	0	22.0	0.0	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00037	73 SI	0	0	254.7	228.7	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00038	74 WTR	0	0	83.7	0.6	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00039	75	1	0	203.1	332.6	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	2.0	1.2	49.2
00040	76	1	0	156.9	213.4	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	5.8	1.9	50.0
00041	77	1	0	143.5	200.9	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	1.7	1.2	38.7
00042	78 SI	0	0	76.7	2.1	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00043	79	1	0	100.5	103.6	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	8.1	1.2	50.0
00044	80 SI	0	0	158.5	8.7	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00046	84	1	0	156.3	257.0	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	3.5	1.6	50.0
00047	85 SI	0	0	60.7	0.0	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00048	86 SI	0	0	26.5	7.1	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00049	88	1	0	125.5	1.2	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	1.5	1.5	3.8
00050	89	1	0	214.4	68.3	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	1.5	1.2	7.3
00051	90-31 RD	1	0	338.4	221.1	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	11.6	1.0	44.1
00052	91 SI	0	0	93.6	0.0	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00053	92 SI	0	0	2.3	2.6	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00054	93 SI	0	0	12.2	0.4	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00057	126-GTL SI	0	0	16.0	18.9	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00058	136-GTL SI	0	0	11.1	22.1	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00061	146D-GTL SI	0	0	2.7	8.4	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00084	B-1	1	0	73.9	409.7	100.000	100.000	84.490	84.490	103.747	103.747	0.000	0.000	0.000	0.000	3.5	1.4	50.0
00086	B-3	1	0	54.0	202.9	100.000	100.000	84.490	84.490	103.747	103.747	0.000	0.000	0.000	0.000	3.3	1.5	50.0
00087	B-4	1	0	85.9	244.6	100.000	100.000	84.490	84.490	103.747	103.747	0.000	0.000	0.000	0.000	5.4	2.1	50.0
00095	B-5 WTR	0	0	0.0	0.0	100.000	100.000	83.333	83.333	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
02403	FIELD GAS	0	1	0.0	191.4	98.946	98.946	85.600	85.600	0.000	0.000	0.000	0.000	1.958	1.958	0.0	0.0	1.7
00222	FIXED EXP MONT PDP	0	0	0.0	0.0	99.150	99.150	90.790	90.790	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	50.0

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST	PROVED DEVELOPED PRODUCING RESERVES	SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PHDWIN ID	LEASE NAME	GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL TAXES M$	NET CAP COST M$	OPERATING EXPENSE M$	NET REVENUE M$	CUM P.W. 10% M$
		OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$
PROVED DEVELOPED PRODUCING RESERVES (CONTINUED)
00026	51	20.3	0.0	81.1	17.9	0.0	0.0	1,858.1	0.0	0.0	1,858.1	27.2	0.0	1,019.1	811.8	278.4
00027	52	15.1	0.0	25.9	13.4	0.0	0.0	1,387.2	0.0	0.0	1,387.2	20.3	0.0	809.3	557.6	238.2
00028	54 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00029	55	4.4	0.0	18.5	3.9	0.0	0.0	403.2	0.0	0.0	403.2	5.9	0.0	301.6	95.7	59.0
00030	56 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00031	57	78.1	0.0	345.6	69.1	0.0	0.0	7,163.9	0.0	0.0	7,163.9	105.0	0.0	2,503.5	4,555.4	1,547.5
00032	60 WTR	57.9	0.0	93.8	51.2	0.0	0.0	5,311.7	0.0	0.0	5,311.7	77.9	0.0	1,985.3	3,248.5	988.9
00033	61	180.2	0.0	201.8	159.2	0.0	0.0	16,518.2	0.0	0.0	16,518.2	242.1	0.0	5,120.7	11,155.4	3,498.8
00034	62	43.3	0.0	89.0	38.2	0.0	0.0	3,965.6	0.0	0.0	3,965.6	58.1	0.0	1,608.7	2,298.8	859.3
00103	63	45.7	0.0	96.9	40.4	0.0	0.0	4,186.9	0.0	0.0	4,186.9	61.4	0.0	1,670.6	2,454.9	809.3
00035	64	30.0	0.0	246.4	26.5	0.0	0.0	2,753.0	0.0	0.0	2,753.0	40.4	0.0	1,269.5	1,443.2	496.6
00036	66 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00037	73 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00038	74 WTR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00039	75	15.1	0.0	139.6	13.3	0.0	0.0	1,382.4	0.0	0.0	1,382.4	20.3	0.0	878.0	484.2	182.8
00040	76	59.7	0.0	174.0	52.7	0.0	0.0	5,469.9	0.0	0.0	5,469.9	80.2	0.0	2,029.6	3,360.1	1,089.1
00041	77	10.1	0.0	107.0	9.0	0.0	0.0	930.4	0.0	0.0	930.4	13.6	0.0	646.9	269.9	116.3
00042	78 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00043	79	52.7	0.0	81.7	46.6	0.0	0.0	4,834.9	0.0	0.0	4,834.9	70.9	0.0	1,851.9	2,912.1	1,302.1
00044	80 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00046	84	35.4	0.0	88.2	31.3	0.0	0.0	3,246.8	0.0	0.0	3,246.8	47.6	0.0	1,407.6	1,791.6	564.1
00047	85 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00048	86 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00049	88	1.2	0.0	0.5	1.0	0.0	0.0	107.0	0.0	0.0	107.0	1.6	0.0	67.3	38.1	32.2
00050	89	1.7	0.0	27.2	1.5	0.0	0.0	156.6	0.0	0.0	156.6	2.3	0.0	117.0	37.2	30.3
00051	90-31 RD	38.1	0.0	53.3	33.7	0.0	0.0	3,494.5	0.0	0.0	3,494.5	51.2	0.0	1,276.4	2,166.9	1,188.4
00052	91 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00053	92 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00054	93 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00057	126-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00058	136-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00061	146D-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00084	B-1	31.6	0.0	240.9	26.7	0.0	0.0	2,774.1	0.0	0.0	2,774.1	40.7	0.0	1,311.0	1,422.5	490.2
00086	B-3	33.3	0.0	107.0	28.1	0.0	0.0	2,920.4	0.0	0.0	2,920.4	42.8	0.0	1,353.8	1,523.8	486.0
00087	B-4	60.8	0.0	178.3	51.4	0.0	0.0	5,329.8	0.0	0.0	5,329.8	78.1	0.0	2,058.8	3,192.8	972.7
00095	B-5 WTR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
02403	FIELD GAS	0.0	0.0	191.4	0.0	0.0	163.8	0.0	0.0	320.8	320.8	6.5	0.0	0.0	314.2	289.5
00222	FIXED EXP MONT PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,622.7	-11,622.7	-2,099.2

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST	PROVED DEVELOPED PRODUCING RESERVES	SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PHDWIN ID		ACTIVE COMPLTNS		GROSS ULTIMATE		WORKING INTEREST		REVENUE INTEREST		OIL/CND $/BBL		NGL $/BBL		GAS $/MCF		GRS OPERATING EXPENSE M$/M		LIFE YRS
	LEASE NAME	OIL	GAS	OIL/CND MBBL	GAS MMCF	START	END	START	END	START	END	START	END	START	END	START	END
PROVED DEVELOPED PRODUCING RESERVES (CONTINUED)
02374	OM PDP ABANDONMENT	0	0	0.0	0.0	100.000	100.000	100.000	100.000	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	0.0
02375	OM PDP GTL ABANDONMENT	0	0	0.0	0.0	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	0.0
TOTAL - PDP RESERVES				17,170.1	11,089.2

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PHDWIN ID	LEASE NAME	GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL TAXES M$	NET CAP COST M$	OPERATING EXPENSE M$	NET REVENUE M$	CUM P.W. 10% M$
		OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$
PROVED DEVELOPED PRODUCING RESERVES (CONTINUED)
02374	OM PDP ABANDONMENT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,600.0	0.0	-11,600.0	-98.9
02375	OM PDP GTL ABANDONMENT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3,340.9	0.0	-3,340.9	-28.5
TOTAL - PDP RESERVES		1,613.8	0.0	4,137.5	1,406.6	0.0	163.8	145,927.8	0.0	320.8	146,248.6	2,145.7	14,940.9	69,366.0	59,796.0	26,784.9

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

SUMMARY PROJECTION OF RESERVES AND REVENUE
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED NON-PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	2.9	0.0	12.5	2.5	0.0	0.0	103.747	0.000	0.000	263.4	0.0	0.0	263.4
12-31-2014	10.7	0.0	25.4	9.3	0.0	0.0	103.747	0.000	0.000	969.3	0.0	0.0	969.3
12-31-2015	9.8	0.0	23.9	8.5	0.0	0.0	103.747	0.000	0.000	886.8	0.0	0.0	886.8
12-31-2016	7.9	0.0	21.0	6.9	0.0	0.0	103.747	0.000	0.000	712.1	0.0	0.0	712.1
12-31-2017	7.1	0.0	19.4	6.1	0.0	0.0	103.747	0.000	0.000	637.3	0.0	0.0	637.3

12-31-2018	6.5	0.0	18.3	5.6	0.0	0.0	103.747	0.000	0.000	580.6	0.0	0.0	580.6
12-31-2019	6.1	0.0	17.4	5.2	0.0	0.0	103.747	0.000	0.000	541.5	0.0	0.0	541.5
12-31-2020	5.8	0.0	17.5	4.9	0.0	0.0	103.747	0.000	0.000	513.2	0.0	0.0	513.2
12-31-2021	5.5	0.0	16.8	4.7	0.0	0.0	103.747	0.000	0.000	487.6	0.0	0.0	487.6
12-31-2022	5.3	0.0	16.2	4.5	0.0	0.0	103.747	0.000	0.000	467.0	0.0	0.0	467.0

12-31-2023	5.1	0.0	15.6	4.3	0.0	0.0	103.747	0.000	0.000	448.7	0.0	0.0	448.7
12-31-2024	5.0	0.0	15.1	4.2	0.0	0.0	103.747	0.000	0.000	433.2	0.0	0.0	433.2
12-31-2025	4.8	0.0	14.5	4.0	0.0	0.0	103.747	0.000	0.000	416.6	0.0	0.0	416.6
12-31-2026	4.5	0.0	14.0	3.8	0.0	0.0	103.747	0.000	0.000	394.2	0.0	0.0	394.2
12-31-2027	4.5	0.0	13.6	3.7	0.0	0.0	103.747	0.000	0.000	388.6	0.0	0.0	388.6

SUBTOTAL	91.7	0.0	261.2	78.5	0.0	0.0	103.747	0.000	0.000	8,139.8	0.0	0.0	8,139.8
REMAINING	90.4	0.0	303.4	75.3	0.0	0.0	103.747	0.000	0.000	7,815.4	0.0	0.0	7,815.4
TOTAL	182.1	0.0	564.5	153.8	0.0	0.0	103.747	0.000	0.000	15,955.2	0.0	0.0	15,955.2
CUM PROD	0.0	0.0	0.0
ULTIMATE	182.1	0.0	564.5

			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
									DISCOUNTED		PRESENT WORTH
PERIOD ENDING M-D-Y	NUMBER OF		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		AT 10%		PROFILE
	ACTIVE COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	0	0.0	0.4	3.5	428.0	67.4	-235.8	-235.8	-233.7	-233.7	8	3,477.2
12-31-2014	0	0.0	1.3	12.9	450.0	256.4	248.7	12.8	211.4	-22.2	12	2,506.4
12-31-2015	0	0.0	1.2	11.8	0.0	236.4	637.4	650.2	503.7	481.5	15	2,044.0
12-31-2016	0	0.0	1.0	9.5	0.0	195.5	506.1	1,156.4	363.2	844.7	20	1,529.6
12-31-2017	1	0.9	0.9	8.5	0.0	184.9	443.1	1,599.5	288.9	1,133.6	25	1,192.6

12-31-2018	1	0.9	0.8	7.7	0.0	170.8	401.4	2,000.8	237.9	1,371.4	30	955.1
12-31-2019	1	0.9	0.7	7.2	0.0	161.0	372.6	2,373.4	200.7	1,572.1	35	779.1
12-31-2020	1	0.8	0.7	6.8	0.0	153.8	351.8	2,725.2	172.3	1,744.4	40	643.9
12-31-2021	1	0.8	0.7	6.5	0.0	147.3	333.2	3,058.4	148.3	1,892.7	45	537.0
12-31-2022	1	0.8	0.6	6.2	0.0	141.9	318.2	3,376.6	128.8	2,021.5	50	450.6

12-31-2023	1	0.8	0.6	6.0	0.0	137.1	305.0	3,681.6	112.2	2,133.7
12-31-2024	1	0.8	0.6	5.8	0.0	133.0	293.9	3,975.5	98.3	2,232.0
12-31-2025	1	0.8	0.6	5.5	0.0	128.5	282.0	4,257.5	85.7	2,317.7
12-31-2026	1	0.8	0.5	5.2	0.0	116.4	271.9	4,529.4	75.2	2,392.8
12-31-2027	1	0.8	0.5	5.2	0.0	120.7	262.2	4,791.6	65.9	2,458.7

SUBTOTAL			11.0	108.3	878.0	2,351.0	4,791.6	4,791.6	2,458.7	2,458.7
REMAINING			10.6	104.0	0.0	2,636.0	5,064.8	9,856.4	465.1	2,923.8
TOTAL OF 50.0 YRS			21.6	212.3	878.0	4,987.0	9,856.4	9,856.4	2,923.8	2,923.8

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

BASIC DATA
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED NON-PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN ID		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED DEVELOPED NON-PRODUCING RESERVES
02358	16-GTL IPNP	0	0	65.1	215.1	95.455	95.455	77.356	77.356	103.747	103.747	0.000	0.000	0.000	0.000	6.6	2.2	50.0
02360	49 IPNP	0	0	54.0	57.9	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	10.9	5.5	50.0
02359	55 ADD PAY	0	0	0.0	0.0	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	1.5	1.2	18.9
02363	73 RTP	0	0	0.0	0.0	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	2.1	2.1	0.0
02361	77 IPNP	0	0	22.6	237.8	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	1.7	1.5	50.0
02362	88 RTP	0	0	3.1	1.3	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	2.1	1.2	13.2
02357	90-31 RD IPNP 1	0	0	14.6	20.5	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	11.6	1.4	31.9
02364	90-31 RD IPNP 2	0	0	22.8	31.9	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	11.6	1.4	36.6
TOTAL - PDNP RESERVES				182.1	564.5

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED NON-PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

	LEASE NAME	GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL TAXES M$	NET CAP COST M$	OPERATING EXPENSE M$	NET REVENUE M$	CUM P.W. 10% M$
PHDWIN ID		OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$
PROVED DEVELOPED NON-PRODUCING RESERVES
02358	16-GTL IPNP	65.1	0.0	215.1	50.3	0.0	0.0	5,221.4	0.0	0.0	5,221.4	76.5	148.0	1,937.9	3,059.1	644.0
02360	49 IPNP	54.0	0.0	57.9	47.7	0.0	0.0	4,950.1	0.0	0.0	4,950.1	72.6	40.0	1,385.0	3,452.6	963.8
02359	55 ADD PAY	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
02363	73 RTP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
02361	77 IPNP	22.6	0.0	237.8	19.9	0.0	0.0	2,067.8	0.0	0.0	2,067.8	30.3	80.0	691.1	1,266.3	305.6
02362	88 RTP	3.1	0.0	1.3	2.7	0.0	0.0	280.9	0.0	0.0	280.9	4.1	85.0	169.9	21.9	-13.4
02357	90-31 RD IPNP 1	14.6	0.0	20.5	12.9	0.0	0.0	1,342.1	0.0	0.0	1,342.1	19.7	75.0	231.5	1,016.0	645.9
02364	90-31 RD IPNP 2	22.8	0.0	31.9	20.2	0.0	0.0	2,092.8	0.0	0.0	2,092.8	30.7	450.0	571.7	1,040.4	377.8
TOTAL - PDNP RESERVES		182.1	0.0	564.5	153.8	0.0	0.0	15,955.2	0.0	0.0	15,955.2	233.9	878.0	4,987.0	9,856.4	2,923.8

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

SUMMARY PROJECTION OF RESERVES AND REVENUE AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	0.0	0.0	0.0	0.0	0.0	0.0	0.000	0.000	0.000	0.0	0.0	0.0	0.0
12-31-2014	14.9	0.0	43.5	13.2	0.0	0.0	103.747	0.000	0.000	1,366.5	0.0	0.0	1,366.5
12-31-2015	65.6	0.0	192.4	58.0	0.0	0.0	103.747	0.000	0.000	6,015.3	0.0	0.0	6,015.3
12-31-2016	50.4	0.0	147.7	44.5	0.0	0.0	103.747	0.000	0.000	4,619.2	0.0	0.0	4,619.2
12-31-2017	38.1	0.0	111.8	33.7	0.0	0.0	103.747	0.000	0.000	3,495.4	0.0	0.0	3,495.4

12-31-2018	29.9	0.0	87.8	26.5	0.0	0.0	103.747	0.000	0.000	2,744.3	0.0	0.0	2,744.3
12-31-2019	24.1	0.0	70.7	21.3	0.0	0.0	103.747	0.000	0.000	2,212.0	0.0	0.0	2,212.0
12-31-2020	19.9	0.0	58.4	17.6	0.0	0.0	103.747	0.000	0.000	1,825.6	0.0	0.0	1,825.6
12-31-2021	16.6	0.0	48.8	14.7	0.0	0.0	103.747	0.000	0.000	1,524.6	0.0	0.0	1,524.6
12-31-2022	14.1	0.0	41.4	12.5	0.0	0.0	103.747	0.000	0.000	1,295.7	0.0	0.0	1,295.7

12-31-2023	12.2	0.0	35.7	10.7	0.0	0.0	103.747	0.000	0.000	1,114.8	0.0	0.0	1,114.8
12-31-2024	10.6	0.0	31.1	9.4	0.0	0.0	103.747	0.000	0.000	971.8	0.0	0.0	971.8
12-31-2025	9.3	0.0	27.2	8.2	0.0	0.0	103.747	0.000	0.000	850.3	0.0	0.0	850.3
12-31-2026	8.2	0.0	24.1	7.3	0.0	0.0	103.747	0.000	0.000	752.2	0.0	0.0	752.2
12-31-2027	7.3	0.0	21.4	6.5	0.0	0.0	103.747	0.000	0.000	670.1	0.0	0.0	670.1

SUBTOTAL	321.3	0.0	941.9	283.9	0.0	0.0	103.747	0.000	0.000	29,457.9	0.0	0.0	29,457.9
REMAINING	68.8	0.0	201.7	60.8	0.0	0.0	103.747	0.000	0.000	6,307.8	0.0	0.0	6,307.8
TOTAL	390.1	0.0	1,143.6	344.7	0.0	0.0	103.747	0.000	0.000	35,765.6	0.0	0.0	35,765.6
CUM PROD	0.0	0.0	0.0
ULTIMATE	390.1	0.0	1,143.6

PERIOD ENDING M-D-Y	NUMBER OF ACTIVE COMPLETIONS		NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE				PRESENT WORTH PROFILE
			TAXES		CAPITAL COST M$	OPERATING EXPENSE M$	UNDISCOUNTED		DISCOUNTED AT 10%
			PRODUCTION M$	AD VALOREM M$			PERIOD M$	CUM M$	PERIOD M$	CUM M$	DISC RATE %	CUM PW M$
	GROSS	NET
12-31-2013	0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8	1,876.1
12-31-2014	2	1.8	1.9	18.2	11,480.0	373.4	-10,507.0	-10,507.0	-8,967.0	-8,967.0	12	235.3
12-31-2015	6	5.3	8.2	80.0	2,115.0	1,709.1	2,103.1	-8,403.9	1,585.9	-7,381.1	15	-624.2
12-31-2016	6	5.3	6.3	61.5	0.0	1,353.8	3,197.7	-5,206.3	2,297.1	-5,084.0	20	-1,607.9
12-31-2017	6	5.3	4.7	46.5	0.0	1,053.9	2,390.2	-2,816.0	1,560.4	-3,523.6	25	-2,230.8

12-31-2018	6	5.3	3.7	36.5	0.0	850.6	1,853.5	-962.6	1,099.8	-2,423.8	30	-2,628.5
12-31-2019	6	5.3	3.0	29.4	0.0	704.7	1,474.9	512.3	795.5	-1,628.3	35	-2,879.4
12-31-2020	6	5.3	2.5	24.3	0.0	597.4	1,201.4	1,713.8	589.0	-1,039.3	40	-3,031.8
12-31-2021	6	5.3	2.1	20.3	0.0	513.2	989.1	2,702.9	440.7	-598.6	45	-3,116.5
12-31-2022	6	5.3	1.8	17.2	0.0	448.5	828.3	3,531.1	335.5	-263.1	50	-3,154.2

12-31-2023	6	5.3	1.5	14.8	0.0	396.8	701.7	4,232.8	258.4	-4.8
12-31-2024	6	5.3	1.3	12.9	0.0	355.4	602.2	4,835.0	201.6	196.8
12-31-2025	6	5.3	1.2	11.3	0.0	320.1	517.8	5,352.8	157.5	354.3
12-31-2026	6	5.3	1.0	10.0	0.0	291.3	449.9	5,802.7	124.4	478.8
12-31-2027	6	5.3	0.9	8.9	0.0	267.0	393.3	6,196.0	98.9	577.7

SUBTOTAL			39.9	391.9	13,595.0	9,235.0	6,196.0	6,196.0	577.7	577.7
REMAINING			8.5	83.9	600.0	3,407.1	2,208.2	8,404.3	392.4	970.1
TOTAL OF 40.5 YRS			48.5	475.8	14,195.0	12,642.1	8,404.3	8,404.3	970.1	970.1

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PHDWIN ID	LEASE NAME	ACTIVE COMPLTNS		GROSS ULTIMATE		WORKING INTEREST		REVENUE INTEREST		OIL/CND $/BBL		NGL $/BBL		GAS $/MCF		GRS OPERATING EXPENSE M$/M		LIFE YRS
				OIL/CND MBBL	GAS MMCF
		OIL	GAS			START	END	START	END	START	END	START	END	START	END	START	END
PROVED UNDEVELOPED RESERVES
00123	7-31 HZ	1	0	65.0	190.5	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	28.6	1.0	39.5
00121	12-31 HZ	1	0	65.0	190.5	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	28.6	1.0	40.0
00187	22-31 HZ	1	0	65.0	190.6	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	28.6	1.0	40.3
00129	23-31 HZ	1	0	65.0	190.6	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	28.6	1.0	40.3
00128	25-31 HZ	1	0	65.0	190.6	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	28.6	1.0	40.4
00120	29-31 HZ	1	0	65.0	190.6	100.000	100.000	88.367	88.367	103.747	103.747	0.000	0.000	0.000	0.000	28.6	1.0	40.5
02407	FIXED EXP MONT PUD	0	0	0.0	0.0	99.150	99.150	90.790	90.790	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	40.4
02376	OM PUD ABANDONMENT	0	0	0.0	0.0	100.000	100.000	100.000	100.000	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	0.0
TOTAL - PUD RESERVES				390.1	1,143.6

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PHDWIN ID	LEASE NAME	GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL TAXES M$	NET CAP COST M$	OPERATING EXPENSE M$	NET REVENUE M$	CUM P.W. 10% M$
		OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$
PROVED UNDEVELOPED RESERVES
00123	7-31 HZ	65.0	0.0	190.5	57.5	0.0	0.0	5,960.9	0.0	0.0	5,960.9	87.4	2,075.0	1,849.6	1,948.9	460.7
00121	12-31 HZ	65.0	0.0	190.5	57.5	0.0	0.0	5,960.9	0.0	0.0	5,960.9	87.4	2,075.0	1,849.7	1,948.9	439.1
00187	22-31 HZ	65.0	0.0	190.6	57.5	0.0	0.0	5,960.9	0.0	0.0	5,960.9	87.4	2,075.0	1,849.7	1,948.9	425.3
00129	23-31 HZ	65.0	0.0	190.6	57.5	0.0	0.0	5,960.9	0.0	0.0	5,960.9	87.4	2,365.0	1,849.7	1,658.9	177.8
00128	25-31 HZ	65.0	0.0	190.6	57.5	0.0	0.0	5,960.9	0.0	0.0	5,960.9	87.4	2,365.0	1,849.7	1,658.9	176.4
00120	29-31 HZ	65.0	0.0	190.6	57.5	0.0	0.0	5,960.9	0.0	0.0	5,960.9	87.4	2,640.0	1,849.6	1,384.0	-56.7
02407	FIXED EXP MONT PUD	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,544.2	-1,544.2	-640.8
02376	OM PUD ABANDONMENT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	600.0	0.0	-600.0	-11.6
TOTAL - PUD RESERVES		390.1	0.0	1,143.6	344.7	0.0	0.0	35,765.6	0.0	0.0	35,765.6	524.3	14,195.0	12,642.1	8,404.3	970.1

BASED ON SEC PRICE AND COST PARAMETERS

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.